UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21474

Oppenheimer Rochester Limited Term California

Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2016

Item 1.	Reports to Stockholders.

Annual Report 7/31/2016 Oppenheimer Funds® The Right Way to Invest Oppenheimer Rochester® Limited Term California Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal 5 Year (4-6) Index
1-Year	6.52%	4.12%	4.04%
5-Year	3.74	3.26	2.93
10-Year	3.60	3.37	4.29

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Update (as of September 14, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

Payments were due August 1, 2016 on several Puerto Rico securities. The Rochester complex received 100% of the payments owed on its COFINA holdings and 100% of the payments owed on its MFA holdings. This Fund does not hold the PRASA securities that had and made August 1, 2016 payments. The Government Development Bank of Puerto Rico (GDB), the Public Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA) did not make their August 1, 2016 payments, and the Commonwealth also failed to make an interest payment of $1.3 million on its general obligation (G.O.) debt, according to The Bond Buyer. The PFC had defaulted on payments in 2015 and earlier this year. This Fund holds a small number of GDB bonds but does not hold the PRIFA or G.O. securities that missed their August 1, 2016 debt payments.

In early September 2016, Francisco Besosa, a U.S. District Court judge, said he would not halt a lawsuit in which plaintiffs allege that Gov. Alejandro García Padilla violated PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act) by declaring a moratorium on payments stipulated in the covenants for constitutionally backed debt. While PROMESA was to automatically stay any litigation against Puerto Rico and its instrumentalities, this ruling has the potential to benefit bondholders. Among other allegations, the lawsuit claims that Puerto Rico’s budget for fiscal year 2017, which calls for the transfer of certain funds, and the debt moratorium violate PROMESA.

Earlier, Judge Besosa stayed litigation brought by Ambac Assurance Corporation against Puerto Rico’s highway and transportation authority. According to an August 25, 2016 article on the Caribbean Business website, there are “at least eight lawsuits whose plaintiffs are fighting PROMESA’s stay.” Separately, several Puerto Rico industry and business associations have joined forces to challenge the rate increases that PREPA, the Commonwealth’s electric utility authority, began charging in August.

The president of the Puerto Rico House of Representatives resigned on August 29, 2016, amid rumors that one of his businesses benefited from an affiliation with a man who pled guilty to corruption charges.

On August 31, 2016, two weeks before the date set forth in PROMESA, the Obama administration announced the following members of the federal oversight board:

•	Andrew G. Biggs, a resident scholar at the American Enterprise Institute
•	Jose B. Carrión III, the president and principal partner of Hub International CLC

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•	Carlos M. Garcia, the managing partner of BayBoston Capital and a former president, CEO and chairman of the Government Development Bank of Puerto Rico (the GDB)
•	Arthur J. Gonzalez, a senior fellow at New York University Law School and a retired Chief Judge of the U.S. Bankruptcy Court for the Southern District of New York
•	José Ramon González, the CEO and president of the Federal Home Loan Bank of New York and a former president of the GDB
•

Ana J. Matosantos, a financial and budget consultant for the Public Policy Institute of California and a former director of the California Department of Finance for Governors Arnold Schwarzenegger and Jerry Brown

•	David A. Skeel Jr., a professor at the University of Pennsylvania Law School.

Each will serve a 3-year term and can be reappointed. Of the seven members of the board, four were on lists developed by the Republican leadership in Congress, two were on lists developed by the Democratic leadership in Congress and one was chosen by the President himself. The President selected six members from the legislative lists.

Investors should note that PROMESA put forth an explicit process and guidelines for selecting board members. The law specified that board members must have “knowledge and expertise in finance, municipal bond markets, management, law, or the organization or operation of business or government,” according to a summary prepared by the House Committee on Natural Resources. Board members, the law explained, are to be reimbursed for expenses but will not be paid for their service. PROMESA has a plan to fill any board vacancies that may arise, and the board may hire an executive director as well as U.S. or Puerto Rico government employees.

Later on August 31, Gov. Padilla announced that Dick Ravitch – a lawyer, real estate developer and, for a short time, the lieutenant governor of New York – would be his appointed ex officio representative to the control board. Ravitch’s term may be short lived given that Gov. Padilla is not running for re-election this November. The new governor may choose to take the non-voting role for himself, may retain Ravitch or may appoint a different representative.

On September 14, 2016, Puerto Rico’s Office of Management and Budget and its Treasury Department announced that the government had located about $2 billion in segregated accounts that are separate from the Commonwealth’s general fund. The restrictions on the use of this money could be lifted via new legislation.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester Limited Term California Municipal Fund once again generated high levels of tax-free income during the 12 months ended July 31, 2016. The Class A shares provided a yield-driven, 12-month annual total return of 6.52% at net asset value (NAV) and a distribution yield of 3.47% at NAV. The Fund’s Class A shares were ranked second, behind this Fund’s Class Y shares, in Lipper’s California Short-Intermediate Municipal Debt Funds category, and the distribution yield was 213 basis points higher than the category average. Additionally, the Fund outperformed the Barclays Municipal Bond 5-Year (4-6) Index, its benchmark, by 248 basis points. Tax-free income comprised more than half of the Fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) once again decided at its July 2016 meeting to leave the Fed Funds target interest rate between 0.25% and 0.50%. However, in a statement following the meeting, the committee noted that “near-term risks to the economic outlook diminished.” The FOMC reiterated its plans to monitor “global economic and financial developments” and painted a more positive picture, saying that “the labor market strengthened with

The average distribution yield in Lipper’s California Short-intermediate Municipal Debt Funds category was 1.34% at the end of this reporting period. At 3.47%, the distribution yield at NAV for this Fund’s Class A shares was 213 basis points higher than the category average.

economic activity expanding at a moderate rate and household spending growing

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	3.47%

Dividend Yield with sales charge	3.38

Standardized Yield	2.21

Taxable Equivalent Yield	4.55

Last distribution (7/26/16)	$0.0095

Total distributions (8/1/15 to 7/31/16)	$0.1150

Endnotes for this discussion begin on page 23 of this report.

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strongly.” The FOMC also noted that business investment has been soft and that inflation remains below the Fed’s 2% annual target rate, partly reflecting earlier declines in energy prices and non-energy import prices. Thus, the reporting period ended as it began, with market watchers speculating about the timing and nature of FOMC decisions.

Many market analysts had predicted that the FOMC would raise the Fed Funds target rate at the September 2015 meeting. The Fed decided otherwise, citing “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective.”

In a speech after that meeting, Ms. Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

In December 2015, the Fed Funds target rate was increased to the current 0.25% to 0.50% range. The rate had been held to a range of zero to 0.25% for nearly 7 years, and the December 2015 increase was the first in nearly 10 years. Also in December, the Fed said it expected to raise the short-term Fed Funds rate four times in 2016.

After the March 2016 meeting, the number of likely 2016 increases was halved. By way of explanation, Ms. Yellen said “risks of raising rates too soon and derailing growth outweigh the hazards of the Fed needing to catch up to a sizzling economy.”

In the minutes of the July 2016 meeting, the FOMC asserted that another Fed Funds rate increase “was or would soon be warranted.” We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On July 29, 2016, the last business day of this reporting period, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been on July 31, 2015. Prices on high-grade munis with maturities of 3 years and longer rallied during the same period.

The average yield on 30-year, AAA-rated muni bonds was 2.27% on July 29, 2016, down 93 basis points from July 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.45% on July 29, 2016, down 79 basis points from the July 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.45%, up 17 basis points from the July 2015 date.

In June 2016, California legislators approved a $122.5 billion spending plan for fiscal

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year 2017 that increases spending for social services but also sets aside $2 billion more than required for the state’s rainy day fund. Calling the agreement “fiscally sound” and “focused on today and tomorrow,” Senate President Pro Tem Kevin de Leon noted that the budget “makes key investments to fight poverty and homelessness, bolsters education from pre-school to college, and targets critical funding for healthcare and public safety while setting aside significant savings to hedge against harder times.”

The Trustees of California State University issued $1.1 billion in systemwide revenue bonds in August 2015 to fund a variety of campus projects. Moody’s assigned an Aa2 rating for the bonds, citing “the scale of the system which is the nation’s single largest 4-year higher education system, very strong student demand, ample unrestricted liquidity, improved state funding reflecting strengthening of California’s economy and management’s demonstrated ability to manage operations through periods of revenue constraint.”

In January 2016, Gov. Jerry Brown announced the 2016 California Infrastructure Plan with $55 billion to be spent mostly on the state’s transportation system over the next 5 years. Sources of funding will be from a variety of state and federal funds, and projects will include deferred maintenance at levees, state facilities, courts, universities, and community colleges, and renovations of the state’s Sacramento downtown office space, including the State Capitol Annex. The Plan also includes $36 billion over the next decade to improve the maintenance of highways and roads, expand public transit and improve critical trade routes.

During this reporting period, the California High-Speed Rail Authority continued to work on what is expected to be the nation’s first high-speed rail system. If all goes as planned, commuters will be able to travel from San Francisco to the Los Angeles basin in less than 3 hours by 2029. The system will eventually extend from Sacramento to San Diego. In February 2016, rail officials announced plans to start the $64.2 billion project in the north, constructing the Bakersfield-to-San Jose segment before the Bakersfield-to-Los Angeles stretch. The authority projected reduced costs of $5.5 billion resulting from value engineering, design changes and a favorable bidding environment. To fund the high-speed rail system, California has $9.9 billion in voter-approved bonds, $2.5 billion in federal stimulus funds that must be spent by September 2017, and 25% of fluctuating revenue from the state’s cap-and-trade program, which could be as much as $500 million a year.

In April 2016, Orange County issued its first bonds in nearly a decade to finance the upgrade of the county’s central utility power facility in Santa Ana. Investors may remember Orange County’s troubled history: In 1994, after officials revealed that the county faced $1.5 billion in losses related to high-risk investments, the state’s third-most populous county defaulted on its bonds

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and commenced Chapter 9 bankruptcy proceedings. While the news justifiably kept Orange County in the headlines as the NAVs of many mutual funds were adversely affected, much less was reported on the eventual resolution: Orange County municipal bondholders ultimately received 100% of the principal and interest payments they were owed and also received added interest to compensate for the payment delays.

In the second quarter of 2016, Gov. Brown imposed permanent water conservation measures, including many emergency drought regulations that will remain in effect indefinitely under the governor’s executive order. With California entering its fifth year of a statewide drought, the new restrictions were tailored to each individual water agency’s specific water supply circumstances and developed with their input. Despite rains that replenished some reservoirs, Gov. Brown stated the drought may never entirely end and that the state needs to adapt to life with less water.

As of July 31, 2016, California’s general obligation (G.O.) bonds were rated Aa3 by Moody’s Investors Service, AA-minus by S&P Global Ratings (S&P) and A-plus by Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term California Municipal Fund held more than 775 securities as of July 31, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s California Short-intermediate Municipal Debt Funds category as of July 31, 2016, trailing only the distribution yield of this Fund’s Y shares. At 3.47% on that date, it was 213 basis points higher than the category average, which was 1.34%.

During this reporting period, market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 1.0 cents per share at the outset of this reporting period, was reduced to 0.95 cents per share beginning with the October 2015 payout. In all, the Fund distributed 11.5 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a

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The Rochester Portfolio Management Team

taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 4.55%, based on the Fund’s standardized yield as of July 31, 2016 and the top federal and California income tax rates for 2016. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income funds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds, and the Fund’s total return this reporting period reflects both competitive yields and NAV increases.

As of July 31, 2016, the Fund remained invested in land development (or “dirt”) bonds, which are Special Assessment and, in some cases, Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax and Special Assessment sectors represented 14.9% and

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The Rochester Credit Research Team

Richard Stein, CFA Director of Credit Research Chris Weiler, CFA Senior Credit Analyst Bob Bertucci, CFA Senior Credit Analyst Angela Uttaro Senior Credit Analyst Matt Torpey, CFA Senior Credit Analyst René Vecka, CFA Senior Credit Analyst Jon Hagen, CFA Senior Credit Analyst Alen Kreso, CFA Senior Credit Analyst Chris Meteyer, CFA Credit Analyst Clara Sanguinetti Credit Analyst Chad Osterhout Credit Analyst

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2.2% of the Fund’s total assets (14.9% and 2.2% of net assets), respectively.

Overall, we believe that land development bonds have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities. The Special Tax and Special Assessment sectors both contributed positively to Fund performance this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 11.4% of the Fund’s total assets (11.4% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings. The Puerto Rico investments of this Fund contributed positively to the Fund’s total return as of July 31, 2016.

The Fund’s Puerto Rico holdings include G.O. securities, which are backed by the full faith and taxing authority of state and local governments, and securities from many different sectors. Some of the Fund’s Puerto Rico G.O.s are insured and others have been pre-refunded, which means they are U.S. Government Obligations sector holdings. In a pre-refunding, a municipality issues a new bond, the proceeds of which are escrowed in U.S. Treasury bonds and earmarked to pay off a previously issued bond.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. The Puerto Rico investments of this Fund contributed positively to the Fund’s total return as of July 31, 2016.

While Puerto Rico remained in the headlines throughout this reporting period, several significant developments occurred in June and July 2016: In June, the U.S. Supreme Court ruled on a Puerto Rico law our team had challenged and President Barack Obama signed the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA, and, at the beginning of July, the Commonwealth defaulted on its G.O. payments and some other debt-service obligations that were due on the first of the month. As detailed later in this report, Puerto Rico issuers had a mixed record throughout this reporting period, making some payments on time and in full while defaulting on others.

On June 13, 2016, the U.S. Supreme Court held that Federal law preempts Puerto Rico from enacting its own bankruptcy laws and invalidated the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the

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Recovery Act), which the Commonwealth had enacted in 2014. The Justices upheld the rulings of two lower courts, saying that the Recovery Act, which would have enabled Puerto Rico to restructure the debt of its public utilities under the supervision of a Commonwealth court, was invalid.

As you may recall, the Recovery Act was passed in late June 2014 and Oppenheimer Rochester and Franklin Templeton filed suit immediately, challenging the legislation that was designed to allow PREPA (the Commonwealth’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt. On February 6, 2015, a federal judge ruled that the “Recovery Act” violated the U.S. Constitution and was invalid. Five months later, a federal appeals court unanimously affirmed the judge’s decision. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn the February 2015 federal district court ruling, and on December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal.

At the March 22, 2016 hearing, much of the discussion centered on a 1984 amendment to Chapter 9 bankruptcy code, which does not allow Puerto Rico municipalities or public corporations to file for Chapter 9 bankruptcy protection.

We are pleased that the U.S. Supreme Court upheld the lower courts’ decisions. We are long-term investors in Puerto Rico, and we are working constructively with a range of stakeholders to help return Puerto Rico to a sustainable financial footing.

On June 30, 2016, PROMESA was enacted, a new law that requires the government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets (and legislation) that conform to the fiscal plan, and to deliver audited financial results in a timely fashion. The law began to take shape after earlier proposals – a Puerto Rico Stability Act, a Puerto Rico Recovery Act of 2016 (not to be confused with the Recovery Act), and a Territories Relief Act – failed to gain traction in the U.S. Senate.

We note that PROMESA – which was passed with rare bipartisan support – seems to have successfully balanced the interests of many stakeholders. To quote from the law itself, PROMESA recognizes both the importance of providing Puerto Rico and its instrumentalities with “a method to achieve fiscal responsibility and access to the capital markets” and the need for debt restructuring proposals to be “feasible and in the best interest of creditors.”

The establishment of a federal control board, which is charged with mapping Puerto Rico’s path forward, has the potential to be PROMESA’s greatest strength, we believe, though a lot depends on the board’s composition and approach.

Several provisions, it appears, were designed to protect bondholders. To quote PROMESA, for example, any adjustment of debts must

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“respect the relative lawful priorities or lawful liens, as may be applicable, in the constitution, other laws, or agreements of a covered territory or covered territorial instrumentality, in effect prior to the date of enactment of this Act.” Importantly, before any instrumentality of Puerto Rico can seek to restructure its debt, the federal control board must certify that the debtor (i.e., Puerto Rico or one of its instrumentalities) has made good faith efforts to reach a consensual restructuring with creditors; has delivered draft financial statements and has procedures in place to deliver timely audited financial statements, and has a fiscal plan, among other provisions.

The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

Late in this reporting period, the roster for the PROMESA-mandated Congressional Task Force on Economic Growth for Puerto Rico was set. Sen. Orrin Hatch (R-Utah) will chair the group, which also includes Senators Marco Rubio (R-Florida), Bob Nelson (D-Florida) and Robert Menendez (D-New Jersey); Representatives Nydia Velazquez (D-New York), Tom MacArthur (R-New Jersey) and Sean Duffy (R-Wisconsin), and Resident Commissioner Pedro Pierluisi. Members of the

federal control board for Puerto Rico have yet to be selected.

Shortly after President Barack Obama signed PROMESA, Puerto Rico announced its plans regarding its July 1, 2016 debt-service obligations, which totaled approximately $2 billion. As had been hinted, the Government Development Bank of Puerto Rico announced on July 1, 2016 that it would fail to make a $779 million payment on its G.O. debt. The Puerto Rico Infrastructure and Finance Authority (PRIFA), which had defaulted on payments earlier in the year, did not make its July 1 payments either.

PREPA made a full payment of principal and interest, as did the Municipal Finance Authority (MFA).

PRASA paid all of the principal and interest it owed on the securities held by Oppenheimer Rochester funds; while it failed to pay on rural development bonds, the Rochester funds do not hold these securities. PRASA and its creditors reached an agreement by which PRASA could delay payment on certain securities that had been guaranteed by the Commonwealth.

All of the interest and more than 70% of the principal owed on Public Building Authority (PBA) securities was paid on July 1, 2016. The Puerto Rico Highway and Transportation Authority (PRHTA) paid most of its debt, in part by tapping its debt-service reserve fund.

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Interest on bonds backed by Puerto Rico’s sales tax revenues (so called COFINAs) was paid in full on July 1, 2016. The COFINAs are backed by the sales and use tax, which was raised to 11.5%, from 7.5%, on July 1, 2015.

In all, the Commonwealth and its instrumentalities paid slightly more than $900 million of the approximately $2 billion in principal and interest payments that were due July 1, 2016.

It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should note that a decline in a fund’s net investment income can create dividend pressure.

It is also worth noting several other Puerto Rico-related developments that occurred during this reporting period. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due then. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA also made a full payment of $215 million. Two authorities, PRIFA and the Puerto Rico Finance Corporation (PFC), defaulted on $37 million.

According to Gov. Alejandro García Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC –sued the Commonwealth, arguing that the revenues should not have been diverted. On January 31, 2016, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined. The insurers’ cases were still pending at the end of this reporting period.

As expected, Puerto Rico made its February 1, 2016 COFINA payments. This bond payment had been 99% funded at the end of 2015 and totaled approximately $322 million. The MFA also made its payments on February 1. The PFC, however, did not honor its debt-service obligation on February 1.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision also delayed Puerto Rico’s transition to a value-added tax (VAT), originally slated to begin April 1. Meanwhile, there were calls for the Commonwealth’s tax system to be overhauled, and the Puerto Rico Legislature passed a bill to stop the tax increases. The governor vetoed the bill, but both chambers of the Legislature overrode the governor, thus eliminating the proposed tax increases.

Issuers of Puerto Rico debt made $59 million of the $60 million in bond and note payments that were due April 1, 2016. The PFC again failed to honor its April 1 debt-service obligation.

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On April 4, 2016, reports that the Government Development Bank (the GDB) had established new bank accounts prompted some investors to file a lawsuit in the U.S. District Court for Puerto Rico. The suit seeks a court order to prevent the GDB from diverting money into the new accounts.

The next day, Gov. Padilla proposed that he should be given the authority to declare a debt moratorium on all bonds issued by the Commonwealth’s public sector entities, including G.O. securities and COFINAs. The Puerto Rico Senate passed the measure in the early hours of April 5, the Puerto Rico House approved it the following day and the governor then signed it into law.

Soon after, Puerto Rico legislators began debating amendments that could make many Commonwealth securities ineligible for the debt moratorium. While the Puerto Rico House approved some exemptions, the Senate decided not to vote to exempt guaranteed debt and COFINAs from the debt moratorium.

Meanwhile, the governor declared a state of emergency for the GDB, halting payments to all but “essential services.” Also during April, a group of G.O. bondholders offered a debt-relief plan that included $750 million of new G.O.s; the Commonwealth came forth with revisions to its “voluntary” exchange offer; the Natural Resources Committee of the U.S. House postponed its vote on Puerto Rico-related legislation, and the GDB was said to be in negotiations to reduce the par value of about $120 million of its debt by 47%.

Things heated up when the governor announced that he had signed an executive order on April 30 to declare a moratorium on part of the GDB’s debt. The GDB defaulted on a $367 million principal payment on May 2 after reaching tentative forbearance agreements with two creditor groups. Oppenheimer Rochester Limited Term California Municipal Fund is the only fund in our complex with a GDB position, and its market value is less than one-hundredth of 1% of that fund’s assets.

Also during May, the Puerto Rico House unanimously voted to cancel a planned 4 percentage point increase in a business-to-business tax and to delay its shift to a VAT; a new corporation was established to help PRASA borrow for capital needs, and an agreement for PREPA to sell $111 million in 3-year notes to bondholders and insurance companies appeared to be on the rocks amid concerns about how the debt moratorium law could affect future debt payments. However, PREPA officials said that the restructuring agreements it had reached with bondholders were still on track.

Investors may recall that PREPA and many of its creditors, including this Fund, reached a forbearance agreement in August 2014: In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms; to make its July 1,

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2015 payment, and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt-service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors are reminded that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will continue to work collaboratively, we remind investors that there is no guarantee of either a timeline or implementation.

In subsequent months, after gaining several extensions related to the debt-restructuring agreement, PREPA announced in December

2015 that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date and, at the time, PREPA asked for an extension. The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure had been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16. The governor signed the debt-restructuring legislation and PREPA was given until March 1 to submit a rate proposal to the Commonwealth’s Energy Commission. All parties agreed to further extensions of the deadline, and the rate proposal was ultimately submitted in late May. Thereafter, the second half of the $111 million was invested in bonds with a 10% coupon and a July 2019 maturity.

On June 21, 2016, the commission agreed to an initial surcharge of 3.1-cent per kilowatt-hour. The following week, the commission

16      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

added a provisional increase of 1.3 cents per kilowatt-hour, which is designed to help PREPA cover a gap of approximately $222 million in its operating income.

On June 30, 2016, the “Ad Hoc Group” of investors and several insurers agreed to buy an additional $264 million in PREPA securities, which enabled the electric utility to make its July 1 payment of $415 million. Also on that date, the restructuring agreement between the forbearing bondholders and PREPA was extended to December 15, 2016.

PRASA, meanwhile, announced that it will seek to sell $900 million in bonds through a new agency and to restructure another $1.1 billion in existing debt. In a July 12, 2016 television interview, the governor indicated that the bill authorizing these transactions was “more likely to be signed” than other bills on his desk.

A number of nationally recognized statistical ratings organizations (NRSROs) issued downgrades on some Puerto Rico bonds. According to reports in The Bond Buyer, both S&P and Fitch downgraded Puerto Rico’s G.O. debt to D late in the reporting period. Additionally, S&P lowered the credit ratings of PRASA’s senior-lien revenue bonds; some securities issued by PRHTA, PBA and the PR Industrial, Tourist, Educational Medical and Environmental Control Facilities Financing Authority, and debt that had been guaranteed by the Commonwealth.

In other news, the government and various government officials were named in an assortment of lawsuits filed in June and July 2016. One case seeks to have the Commonwealth’s Moratorium Act declared illegal and unconstitutional. Another focuses on the PRHTA funds that were diverted to help pay G.O. debt obligations and support the Commonwealth’s general fund. A third invokes a provision of PROMESA in its argument that government funds should be used to pay G.O. debt-service obligations, and a fourth – by Assured Guaranty – argues that toll revenues on the bonds it has insured should not have been diverted.

At the end of this reporting period, Puerto Rico’s governor signed a budget for fiscal 2017, which began July 1, 2016. While smaller than the $9.8 billion budget for fiscal 2016, the size of the new budget is a point of contention, with the government saying it’s a $9 billion budget while the minority leader of the Puerto Rico House says spending will total $9.6 billion once various ancillary budget bills are signed. Revenues for fiscal 2016, meanwhile, totaled $9.2 billion, less than had been anticipated but more than had been collected in fiscal 2015.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments

17      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

G.O. securities comprised 11.0% of total assets (11.1% of net assets) as of July 31, 2016. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various California municipalities and in the Commonwealth of Puerto Rico, and the sector contributed positively to Fund performance. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers.

The Fund’s holdings in municipal bonds issued by utilities represented 11.0% of total assets (11.0% of net assets) at the end of this reporting period. This set of holdings included water utilities with 7.0% of total assets (7.0% of net assets), electric utilities with 3.4% of total assets (3.4% of net assets), and sewer utilities with 0.6% of total assets (0.6% of net assets) as of July 31, 2016. Our holdings in these sectors include securities issued by PREPA and PRASA as well as securities issued in Guam. All of the utility sectors contributed positively to Fund performance this reporting period.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 10.4% of the Fund’s total assets (10.4% of net assets) at the end of this reporting period. The sector was a positive contributor to the Fund’s total return.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories.

18      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 9.2% of the Fund’s total assets (9.3% of net assets) as of July 31, 2016. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund, three of which were issued in Puerto Rico, are backed by the proceeds of these lease arrangements. This sector contributed positively to the Fund’s performance.

Tax increment financing (TIF) bonds constituted 7.7% of the Fund’s total assets (7.7% of net assets) on July 31, 2016. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. TIFs also contributed positively to the Fund’s performance this reporting period.

As of July 31, 2016, the Fund was invested in the hospital/healthcare sector, which represented 6.4% of total assets (6.4% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade. Holdings in this sector contributed positively to the Fund’s performance this reporting period.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by valuable collateral. As of July 31, 2016, 5.9% of the Fund’s total assets (5.9% of net assets) were invested in the marine/aviation facilities sector. Our holdings in this sector, which include one bond issued in Guam and one bond issued in Puerto Rico, contributed positively to Fund performance.

The sales tax sector represented 5.2% of the Fund’s total assets (5.3% of net assets) as of July 31, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. The sector includes three bonds issued in the U.S. Virgin Islands, and securities issued in Puerto Rico represents nearly 85% of the Fund’s investments in this sector. The sales-tax sector contributed positively to Fund performance this reporting period.

Many sectors in which the Fund maintained relatively smaller investments as of July 31, 2016 also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings

19      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

in sectors focused on higher education, U.S. government obligations and single- and multifamily housing, among others. The higher education and multifamily housing sectors include securities issued in Puerto Rico.

The government appropriation sector and the highways/commuter facilities sector, which includes four bonds issued in Puerto Rico, detracted from the Fund’s performance this reporting period. The Fund’s holdings in these sectors are relatively small.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period and, in aggregate, contributed positively to this Fund’s total return.We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 5% of total assets.

20      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Special Tax	14.9%
General Obligation	11.0
Tobacco Master Settlement Agreement	10.4
Municipal Leases	9.2
Tax Increment Financing (TIF)	7.7
Water Utilities	7.0
Hospital/Healthcare	6.4
Marine/Aviation Facilities	5.9
Sales Tax Revenue	5.2
Electric Utilities	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.4%	0.4%	0.8%
AA	34.1	0.6	34.7
A	20.8	3.0	23.8
BBB	10.8	12.1	22.9
BB or lower	16.9	0.9	17.8
Total	83.0%	17.0%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 7/31/16

	Without Sales Charge	With Sales Charge
Class A	3.47%	3.38%
Class B	2.49	N/A
Class C	2.61	N/A
Class Y	3.73	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/16

Class A	2.21%
Class B	1.52
Class C	1.52
Class Y	2.50

TAXABLE EQUIVALENT YIELDS

As of 7/31/16

Class A	4.55%
Class B	3.13
Class C	3.13
Class Y	5.14

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/16

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OLCAX)	2/25/04	6.52%	3.74%	3.60%	4.21%
Class B (OLCBX)	2/25/04	5.81	2.92	3.04	3.94
Class C (OLCCX)	2/25/04	5.76	3.02	2.82	3.40
Class Y (OLCYX)	11/29/10	6.76	4.04	N/A	4.12

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/16

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OLCAX)	2/25/04	4.12%	3.26%	3.37%	4.02%
Class B (OLCBX)	2/25/04	1.81	2.74	3.04	3.94
Class C (OLCCX)	2/25/04	4.76	3.02	2.82	3.40
Class Y (OLCYX)	11/29/10	6.76	4.04	N/A	4.12

23      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond 5-Year (4-6) Index, which is an index of a broad range of investment-grade municipal bonds and is the 4- to 6-year component of the Barclays Municipal Bond Index, itself a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0095 for the 35-day accrual period ended July 26, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 26, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0070,

24      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

$0.0071 and $0.0103 respectively, for the 35-day accrual period ended July 26, 2016 and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2016 and either that date’s maximum offering price (for Class A shares) or NAV (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s California Short-Intermediate Municipal Debt Funds category is based on 23 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal and California tax rate of 51.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

25      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

26      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

27      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During 6 Months Ended July 31, 2016
Class A	$ 1,000.00	$ 1,036.60	$4.77
Class B	1,000.00	1,034.50	8.58
Class C	1,000.00	1,032.80	8.58
Class Y	1,000.00	1,037.70	3.50

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.19	4.73
Class B	1,000.00	1,016.46	8.51
Class C	1,000.00	1,016.46	8.51
Class Y	1,000.00	1,021.43	3.47

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2016 are as follows:

Class	Expense Ratios
Class A	0.94%
Class B	1.69
Class C	1.69
Class Y	0.69

28      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS   July 31, 2016

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—95.5%
California—77.8%
$590,000	Adelanto, CA Improvement Agency, Series B	5.500%	12/01/2023	12/01/2016	A	$595,086
740,000	Adelanto, CA Public Financing Authority, Series B	6.300	09/01/2028	09/01/2016	A	743,752
600,000	Adelanto, CA Public Utility Authority	6.250	07/01/2026	07/01/2019	A	669,690
100,000	Adelanto, CA Public Utility Authority	5.875	07/01/2022	07/01/2019	A	111,311
200,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	223,026
975,000	Adelanto, CA Public Utility Authority	6.625	07/01/2031	07/01/2019	A	1,095,598
5,485,000	Adelanto, CA Public Utility Authority	5.000	07/01/2024	03/07/2019	A	5,735,061
12,725,000	Adelanto, CA Public Utility Authority	6.750	07/01/2039	07/01/2019	A	14,444,402
1,750,000	Alameda, CA Corridor Transportation Authority	5.000	10/01/2029	10/01/2023	A	2,144,975
180,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)	5.125	05/01/2023	08/28/2016	A	180,693
25,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)	5.125	05/01/2019	08/28/2016	A	25,096
15,000	Aromas, CA Water District	5.600	09/01/2018	09/01/2016	A	15,043
15,000	Atwater, CA Redevel. Agency (Downtown Redevel.)	5.500	06/01/2019	08/28/2016	A	15,035
25,000	Auburn, CA Union School District COP	5.750	09/01/2017	08/28/2016	A	25,111
120,000	Baldwin Park, CA Redevel. Agency	5.750	09/01/2030	08/28/2016	A	120,476
25,000	Beaumont, CA Financing Authority, Series A	5.700	09/01/2035	09/01/2016	A	25,327
220,000	Beaumont, CA Financing Authority, Series A	5.375	09/01/2025	09/01/2021	A	248,059
195,000	Beaumont, CA Financing Authority, Series A	5.250	09/01/2024	09/01/2021	A	220,003
655,000	Beaumont, CA Financing Authority, Series A	5.000	09/01/2027	09/01/2023	A	752,798
135,000	Beaumont, CA Financing Authority, Series A	7.000	09/01/2023	08/28/2016	A	135,563
740,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2025	09/12/2024	B	888,444
75,000	Beaumont, CA Financing Authority, Series C	4.750	09/01/2028	09/01/2016	A	77,376
855,000	Beaumont, CA Financing Authority, Series C	5.500	09/01/2029	09/01/2016	A	859,155
25,000	Bell, CA Community Redevel. Agency Tax Allocation	5.625	10/01/2033	08/28/2016	A	25,024
110,000	Blythe, CA Financing Authority (City Hall & County Courthouse)	5.500	09/01/2027	09/01/2016	A	110,474

29      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$45,000	Brea & Olinda, CA Unified School District COP	5.500%	08/01/2017	08/28/2016	A	$45,190
100,000	Buena Park, CA Community Redevel. Agency	5.250	09/01/2025	09/01/2018	A	108,091
100,000	Buena Park, CA Community Redevel. Agency	5.625	09/01/2033	09/01/2018	A	109,361
50,000	CA ABAG Finance Authority for Nonprofit Corporation (Children’s Hospital & Research Center at Oakland)	5.250	12/01/2027	12/01/2017	A	53,225
35,000	CA ABAG Finance Authority for NonProfit Corporations (Bijou Woods Apartments)	5.200	12/01/2021	09/01/2016	A	35,103
250,000	CA ABAG Finance Authority for NonProfit Corporations (Episcopal Senior Communities)	5.000	07/01/2024	07/01/2022	A	293,365
5,000	CA ABAG Finance Authority for NonProfit Corporations COP	5.800	03/01/2023	08/28/2016	A	5,021
5,000	CA ABAG Finance Authority for NonProfit Corporations COP	5.600	11/01/2023	08/28/2016	A	5,021
205,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)	5.350	10/01/2029	08/28/2016	A	205,342
360,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)	6.500	01/01/2033	08/28/2016	A	360,054
260,000	CA Bay Area Governments Association	6.000	12/15/2024	12/15/2016	A	265,411
545,000	CA Communities Transportation Revenue COP	5.250	06/01/2025	06/01/2022	A	653,945
575,000	CA Communities Transportation Revenue COP	5.250	06/01/2026	06/01/2022	A	686,469
605,000	CA Communities Transportation Revenue COP	5.250	06/01/2027	06/01/2022	A	719,539
490,000	CA Communities Transportation Revenue COP	5.250	06/01/2023	06/01/2022	A	595,178
515,000	CA Communities Transportation Revenue COP	5.250	06/01/2024	06/01/2022	A	621,368
680,000	CA Community College Financing Authority (GCCCD / PCCD / STTJCCD Obligated Group)	5.625	04/01/2026	10/01/2016	A	685,821
65,000	CA Community College Financing Authority (GCCCD / PCCD / STTJCCD Obligated Group)	5.000	04/01/2021	10/01/2016	A	65,500
40,000	CA County Tobacco Securitization Agency (Golden Gate Tobacco)	4.500	06/01/2021	06/01/2017	A	40,174
435,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2042	08/28/2016	A	436,814
390,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2035	08/28/2016	A	392,882

30      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
California (Continued)
$580,000	CA County Tobacco Securitization Agency (TASC)	5.000%		06/01/2026	08/28/2016	A	$580,371
505,000	CA County Tobacco Securitization Agency (TASC)	5.100	[1]	06/01/2028	06/01/2017	A	506,752
10,700,000	CA County Tobacco Securitization Agency (TASC)	4.945	[2]	06/01/2046	12/31/2043	B	554,474
305,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	08/28/2016	A	307,980
180,000	CA County Tobacco Securitization Agency (TASC)	5.500		06/01/2033	08/28/2016	A	181,309
245,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2027	08/28/2016	A	245,149
6,095,000	CA County Tobacco Securitization Agency (TASC)	5.750		06/01/2029	08/28/2016	A	6,154,365
5,230,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2035	08/28/2016	A	5,233,190
610,000	CA Dept. of Water Resources (Center Valley)	5.250		07/01/2022	08/28/2016	A	612,452
1,135,000	CA Educational Facilities Authority (California College of Arts & Crafts)	5.000		06/01/2022	06/01/2022		1,327,360
400,000	CA Educational Facilities Authority (California College of Arts & Crafts)	5.000		06/01/2024	06/01/2022	A	459,920
65,000	CA Educational Facilities Authority (California Western School of Law)	5.000		10/01/2018	08/28/2016	A	65,239
80,000	CA Educational Facilities Authority (California Western School of Law)	5.000		10/01/2028	08/28/2016	A	80,286
120,000	CA Educational Facilities Authority (Southwestern Law School)	5.000		11/01/2023	08/28/2016	A	120,310
5,000	CA GO	5.200		11/01/2031	08/28/2016	A	5,019
75,000	CA GO	5.000		09/01/2032	09/01/2016	A	75,310
1,465,000	CA GO	5.900		04/01/2023	10/01/2016	A	1,478,742
5,000	CA GO	5.000		10/01/2028	08/28/2016	A	5,019
10,000	CA GO	5.625		09/01/2024	09/01/2016	A	10,046
90,000	CA GO	6.000		08/01/2024	02/01/2017	A	92,459
500,000	CA GO	5.000		08/01/2025	02/01/2017	A	511,270
5,000	CA GO	5.600		09/01/2021	09/01/2016	A	5,023
1,995,000	CA GO	5.750		11/01/2017	11/01/2016	A	2,022,212
10,000	CA GO	6.000		05/01/2018	11/01/2016	A	10,143
75,000	CA GO	5.900		03/01/2025	09/01/2016	A	75,364
5,000	CA GO	6.000		05/01/2024	11/01/2016	A	5,071
5,000	CA GO	6.000		08/01/2019	02/01/2017	A	5,139
230,000	CA GO	5.900		04/01/2023	10/01/2016	A	232,157
55,000	CA GO	6.000		10/01/2021	10/01/2016	A	55,527
65,000	CA GO	5.600		09/01/2021	09/01/2016	A	65,298
10,000	CA GO	5.750		11/01/2017	11/01/2016	A	10,136
80,000	CA GO	5.250		06/01/2017	12/01/2016	A	81,314
35,000	CA GO	5.000		10/01/2023	08/28/2016	A	35,133
20,000	CA GO	5.125		10/01/2027	08/28/2016	A	20,078
45,000	CA GO	6.000		03/01/2024	09/01/2016	A	45,221

31      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$5,000	CA GO	5.000%	10/01/2018	08/28/2016	A	$5,019
1,305,000	CA GO	5.000	11/01/2032	11/01/2017	A	1,374,335
4,970,000	CA GO	5.250	09/01/2024	09/01/2021	A	6,037,457
5,000	CA GO	5.000	10/01/2017	08/28/2016	A	5,019
20,000	CA GO	5.000	10/01/2023	08/28/2016	A	20,076
10,000	CA GO	5.500	03/01/2020	09/01/2016	A	10,045
10,000	CA GO	4.750	02/01/2017	08/28/2016	A	10,036
40,000	CA GO	5.625	05/01/2026	08/28/2016	A	40,172
195,000	CA GO	5.250	06/01/2021	12/01/2016	A	198,180
110,000	CA GO	5.375	06/01/2026	12/01/2016	A	111,830
110,000	CA GO	5.000	12/01/2026	12/01/2016	A	111,738
10,000	CA GO	5.500	03/01/2020	09/01/2016	A	10,045
85,000	CA GO	5.750	03/01/2023	09/01/2016	A	85,400
15,000	CA GO	5.375	06/01/2026	12/01/2016	A	15,249
50,000	CA GO	5.500	04/01/2019	10/01/2016	A	50,437
235,000	CA GO	5.625	10/01/2023	10/01/2016	A	237,091
10,000	CA GO	5.625	10/01/2026	10/01/2016	A	10,089
25,000	CA GO	5.000	06/01/2017	08/28/2016	A	25,095
80,000	CA GO	5.625	10/01/2021	10/01/2016	A	80,715
4,000,000	CA GO	5.000	08/01/2028	08/01/2025	A	5,082,920
5,000	CA GO	5.000	10/01/2018	08/28/2016	A	5,019
40,000	CA GO	5.000	11/01/2022	11/01/2016	A	40,466
125,000	CA GO	5.000	11/01/2022	11/01/2016	A	126,456
25,000	CA GO	5.250	04/01/2021	08/28/2016	A	25,100
25,000	CA GO	5.250	04/01/2019	08/28/2016	A	25,100
905,000	CA GO	6.250	10/01/2019	10/01/2016	A	914,077
605,000	CA GO	6.250	10/01/2019	10/01/2016	A	611,068
50,000	CA GO	5.000	06/01/2019	08/28/2016	A	50,190
20,000	CA GO	5.500	10/01/2022	10/01/2016	A	20,174
25,000	CA GO	5.250	04/01/2018	08/28/2016	A	25,100
5,000	CA GO	5.000	10/01/2022	08/28/2016	A	5,019
1,750,000	CA Health Facilities Financing Authority (Cedars-Sinai Medical Center)	5.000	11/15/2032	11/15/2025	A	2,194,902
3,000,000	CA Health Facilities Financing Authority (El Camino Hospital)	5.000	02/01/2033	02/01/2025	A	3,593,040
1,750,000	CA Health Facilities Financing Authority (El Camino Hospital)	5.000	02/01/2032	02/01/2025	A	2,107,875
5,000	CA Health Facilities Financing Authority (FF/OCTC/SCADP Obligated Group)	6.500	12/01/2022	08/28/2016	A	5,025
1,375,000	CA Health Facilities Financing Authority (Pomona Valley Hospital Medical Center)	5.625	07/01/2019	08/28/2016	A	1,381,242
30,000	CA Health Facilities Financing Authority (San Fernando Valley Community Mental Health Center)	5.250	06/01/2023	08/28/2016	A	30,116

32      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,000,000	CA Health Facilities Financing Authority (SHlth/EMC/MPHS/ PAMFHCR&E/SCHosp/SCVH/ SEBH/SGMF/SHSSR/SMF/SMCCV Obligated Group)	5.250%	08/15/2031	08/15/2021	A	$1,198,200
10,000	CA Health Facilities Financing Authority (Sunny View Lutheran Home)	5.500	01/01/2019	08/28/2016	A	10,040
110,000	CA Health Facilities Financing Authority (Sunny View Lutheran Home)	5.100	01/01/2024	08/28/2016	A	110,414
3,000,000	CA HFA (Home Mtg.)	5.450	08/01/2028	08/01/2017	A	3,053,610
325,000	CA HFA (Home Mtg.)[3]	5.500	08/01/2042	08/01/2042		333,222
5,650,000	CA HFA (Home Mtg.)	5.300	08/01/2023	08/01/2017	A	5,778,481
1,000,000	CA HFA (Home Mtg.)	4.950	08/01/2023	02/01/2017	A	1,017,280
10,000	CA Infrastructure and Economic Devel. (Energy Efficiency)	5.000	03/01/2017	08/28/2016	A	10,038
2,030,000	CA Infrastructure and Economic Devel. (Salvation Army/Salvation Army Western Territory Obligated Group)	5.000	09/01/2025	09/01/2016	A	2,037,958
55,000	CA Infrastructure and Economic Devel. (Scripps Research Institute)	5.625	07/01/2020	08/28/2016	A	55,234
3,550,000	CA Infrastructure and Economic Devel. (Scripps Research Institute)	5.750	07/01/2030	08/28/2016	A	3,565,087
45,000	CA M-S-R Public Power Agency (San Juan)	6.000	07/01/2022	09/28/2016	A	54,149
50,000	CA Municipal Finance Authority (Biola University)	5.625	10/01/2023	04/01/2018	A	53,948
335,000	CA Municipal Finance Authority (Biola University)	5.000	10/01/2029	10/01/2023	A	394,479
465,000	CA Municipal Finance Authority (Biola University)	5.000	10/01/2030	10/01/2023	A	546,217
1,025,000	CA Municipal Finance Authority (Community Hospitals of Central California)	5.250	02/01/2024	02/01/2019	A	1,136,438
230,000	CA Municipal Finance Authority (Emerson College)	5.000	01/01/2028	01/01/2022	A	267,083
1,100,000	CA Municipal Finance Authority (NorthBay Healthcare Group)	5.000	11/01/2035	11/01/2024	A	1,271,523
440,000	CA Municipal Finance Authority (NorthBay Healthcare Group)	5.000	11/01/2030	11/01/2024	A	517,092
1,030,000	CA Pollution Control Financing Authority (Southern California Water Company)	5.500	12/01/2026	08/28/2016	A	1,034,110
95,000	CA Public Works	6.625	11/01/2034	11/01/2018	A	95,369
60,000	CA Public Works (California Community Colleges)	5.000	12/01/2016	08/28/2016	A	60,227

33      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$25,000	CA Public Works (California Community Colleges)	5.000%	12/01/2016	08/28/2016	A	$25,094
50,000	CA Public Works (California Community Colleges)	5.000	10/01/2024	08/28/2016	A	50,190
90,000	CA Public Works (California Community Colleges)	5.250	12/01/2016	08/28/2016	A	90,359
70,000	CA Public Works (California Community Colleges)	5.250	12/01/2016	08/28/2016	A	70,279
270,000	CA Public Works (California Community Colleges)	5.000	12/01/2017	08/28/2016	A	274,382
15,000	CA Public Works (California Community Colleges)	5.125	06/01/2025	08/28/2016	A	15,058
50,000	CA Public Works (California Community Colleges)	5.125	09/01/2016	08/28/2016	A	50,196
215,000	CA Public Works (California Community Colleges)	5.250	09/01/2019	08/28/2016	A	215,847
45,000	CA Public Works (California Community Colleges)	5.125	06/01/2029	08/28/2016	A	45,175
2,000,000	CA Public Works (California State Prisons)	5.750	10/01/2031	10/01/2021	A	2,462,920
750,000	CA Public Works (Dept. of Corrections and Rehabilitation)	5.750	11/01/2029	11/01/2019	A	868,312
50,000	CA Public Works (Dept. of Corrections)	5.250	09/01/2016	08/28/2016	A	50,204
65,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2017	08/28/2016	A	65,272
125,000	CA Public Works (Dept. of Corrections)	5.375	10/01/2016	08/28/2016	A	125,515
45,000	CA Public Works (Dept. of Corrections)	5.000	09/01/2018	08/28/2016	A	45,162
45,000	CA Public Works (Dept. of Corrections)	5.625	10/01/2020	08/28/2016	A	45,189
110,000	CA Public Works (Dept. of Corrections)	5.000	09/01/2018	08/28/2016	A	110,396
370,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2018	08/28/2016	A	371,539
350,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2019	08/28/2016	A	351,449
2,000,000	CA Public Works (Dept. of Forestry & Fire Protection)	5.000	04/01/2026	08/28/2016	A	2,007,360
20,000	CA Public Works (Dept. of Justice Building)	5.250	11/01/2020	08/28/2016	A	20,078
50,000	CA Public Works (Dept. of Justice)	5.125	11/01/2017	08/28/2016	A	50,193
30,000	CA Public Works (Dept. of Justice)	5.250	11/01/2016	08/28/2016	A	30,120
30,000	CA Public Works (Dept. of Mental Health)	5.250	04/01/2023	08/28/2016	A	30,120
10,000	CA Public Works (Dept. of Youth Authority)	5.500	10/01/2017	08/28/2016	A	10,042

34      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$30,000	CA Public Works (Dept. of Youth Authority)	5.500%	10/01/2018	08/28/2016	A	$30,125
875,000	CA Public Works (Judicial Council)	5.000	03/01/2026	03/01/2023	A	1,071,691
3,000,000	CA Public Works (Judicial Council)	5.250	12/01/2026	12/01/2021	A	3,623,580
15,000	CA Public Works (Library & Courts Annex)	5.000	05/01/2018	11/04/2017	B	14,992
20,000	CA Public Works (Various California State Universities)	5.550	09/01/2016	08/28/2016	A	20,086
140,000	CA Public Works (Various Community Colleges)	5.200	09/01/2017	08/28/2016	A	140,550
2,295,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	08/28/2016	A	2,330,550
30,000	CA Public Works Board (California Highway Patrol)	5.250	11/01/2020	08/28/2016	A	30,116
680,000	CA School Finance Authority Charter School (Coastal Academy)	5.000	10/01/2022	03/26/2020	B	752,107
7,000,000	CA Statewide CDA (Bakersfield Reassessment District)	5.000	09/02/2022	07/03/2020	B	7,724,920
1,010,000	CA Statewide CDA (Cathedral City Heritage Park / Glendale Heritage Park Obligated Group)	5.200	06/01/2036	08/28/2016	A	1,014,545
100,000	CA Statewide CDA (CHF-Irvine-UCI East Campus Apartments)	6.000	05/15/2023	05/15/2018	A	109,770
2,330,000	CA Statewide CDA (DHlth / BMH / CmntyHOSB / MSrH / SFMH / SNVMMH / CMF Obligated Group)	5.500	07/01/2031	07/01/2017	A	2,434,617
2,805,000	CA Statewide CDA (DHlth / BMH / CmntyHOSB / MSrH / SFMH / SNVNNH / CMF Obligated Group)	5.500	07/01/2030	07/01/2017	A	2,930,412
45,000	CA Statewide CDA (Escrow Term)	6.750	09/01/2037	08/28/2016	A	45,115
1,500,000	CA Statewide CDA (EVLAJHA / GVLAJHA / JHAGS / LAJHFTA / FEV / JHAW / BCSC / ASN Obligated Group)	4.750	08/01/2020	11/01/2016	A	1,505,370
355,000	CA Statewide CDA (Rio Bravo)	6.500	12/01/2018	08/28/2016	A	355,146
3,225,000	CA Statewide CDA (Sherman Oaks Health System)	5.000	08/01/2022	12/02/2020	B	3,702,977
300,000	CA Statewide CDA (SJHS / SJHO / SJHosp / MHRMC / QVHN / SRMH / SAHS / SJHE / RMHF / CHlthSys / MHL / MHPT Obligated Group)	5.125	07/01/2024	07/01/2018	A	325,392
450,000	CA Statewide CDA (Water & Wastewater)	5.125	10/01/2022	08/28/2016	A	451,701
25,000	CA Statewide CDA Community Facilities District	6.350	09/01/2021	08/28/2016	A	25,085
790,000	CA Statewide CDA COP (CVHP / CVMC / FH Obligated Group)	5.125	04/01/2023	08/28/2016	A	791,801
120,000	CA Statewide CDA COP (Internext Group)	5.375	04/01/2030	08/28/2016	A	120,446

35      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$325,000	CA Statewide CDA School Facilities (47th & Main)	5.125%	07/01/2022	01/25/2020	A	$360,613
5,000	CA Statewide CDA Water & Wastewater	5.250	10/01/2027	08/28/2016	A	5,020
5,000	CA Statewide CDA Water & Wastewater	5.750	10/01/2025	08/28/2016	A	5,022
20,000	CA Statewide CDA Water & Wastewater	5.000	10/01/2031	08/28/2016	A	20,074
1,525,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.625	05/01/2029	08/28/2016	A	1,550,178
10,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.125	05/01/2017	08/28/2016	A	10,006
3,203,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.625	05/01/2029	08/28/2016	A	3,255,882
3,395,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000	05/01/2037	08/28/2016	A	3,438,931
50,000	CA Water Resource Devel. GO, Series L	4.500	08/01/2017	08/28/2016	A	50,167
25,000	CA Water Resource Devel. GO, Series N & P	5.000	06/01/2020	08/28/2016	A	25,095
15,000	CA Water Resource Devel. GO, Series Q & R	5.000	03/01/2017	08/28/2016	A	15,057
15,000	CA Y/S School Facilities Financing Authority (Chula Vista Elementary School)	5.000	09/01/2024	09/01/2016	A	15,362
10,000	Calabasas, CA Special Tax Community Facilities District 98-1	5.750	09/01/2028	09/01/2016	A	10,021
35,000	Calabasas, CA Special Tax Community Facilities District 98-1	5.650	09/01/2020	09/01/2016	A	35,105
300,000	Campbell, CA Union High School	5.000	08/01/2027	08/01/2017	A	312,855
15,000	Carlsbad, CA Hsg. & Redevel. Commission (Village Redevel.)	5.300	09/01/2023	09/01/2016	A	15,039
35,000	Carlsbad, CA Hsg. and Redevel. Commission Tax Allocation	5.250	09/01/2019	09/01/2016	A	35,110
30,000	Carlsbad, CA Improvement Bond Act 1915	6.000	09/02/2022	09/02/2016	A	30,129
50,000	Carlsbad, CA Improvement Bond Act 1915	5.550	09/02/2028	09/02/2016	A	50,158
60,000	Carson, CA Improvement Bond Act 1915	7.375	09/02/2022	09/02/2016	A	60,233
1,985,000	Castaic, CA Union School District Community Facilities District No. 92-1	9.000	10/01/2019	10/01/2016	A	2,007,847
50,000	Cathedral City, CA Special Tax Community Facilities District No. 1	6.625	09/01/2023	09/25/2022	B	49,978
50,000	Cathedral City, CA Special Tax Community Facilities District No. 1	6.700	09/01/2030	01/10/2028	B	49,816
5,000	Central CA Unified School District	5.625	03/01/2018	09/01/2016	A	5,023

36      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$150,000	Chico, CA Public Financing Authority	5.000%	04/01/2018	08/28/2016	A	$150,562
110,000	Chico, CA Public Financing Authority	5.000	04/01/2019	08/28/2016	A	110,412
850,000	Chico, CA Unified School District	5.000	08/01/2025	08/01/2018	A	923,780
1,230,000	Chino, CA Public Financing Authority	5.000	09/01/2028	09/01/2025	A	1,499,431
2,980,000	Chino, CA Public Financing Authority	5.000	09/01/2032	09/01/2025	A	3,558,209
1,280,000	Chino, CA Public Financing Authority	5.000	09/01/2029	09/01/2025	A	1,550,285
950,000	Chino, CA Public Financing Authority	5.000	09/01/2031	09/01/2025	A	1,140,294
900,000	Chino, CA Public Financing Authority	5.000	09/01/2030	09/01/2025	A	1,085,967
40,000	Colton, CA Community Facilities District Special Tax[3]	5.800	09/01/2018	09/01/2016	A	40,122
1,710,000	Compton, CA Community College District	5.000	07/01/2020	07/01/2020		1,941,329
1,895,000	Compton, CA Community College District	5.000	07/01/2021	07/01/2021		2,202,691
1,310,000	Compton, CA Community College District	5.000	07/01/2023	07/01/2022	A	1,575,904
410,000	Compton, CA Sewer	5.375	09/01/2023	08/28/2016	A	410,804
25,000	Concord, CA GO	5.000	08/01/2017	08/28/2016	A	25,091
355,000	Contra Costa County, CA Public Financing Authority (Pleasant Hill Bart)[3]	5.125	08/01/2019	08/22/2016	A	355,252
100,000	Corona-Norco, CA Unified School District Community Facilities District No. 06-1	6.000	09/01/2027	09/01/2016	A	101,309
185,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.000	10/01/2021	10/01/2021		230,847
5,000	Cudahy, CA Community Devel. Commission Tax Allocation	6.000	10/01/2016	10/01/2016		5,035
120,000	Cudahy, CA Community Devel. Commission Tax Allocation	6.625	10/01/2018	10/01/2018		133,338
35,000	Cudahy, CA Community Devel. Commission Tax Allocation	6.875	10/01/2020	10/01/2020		42,123
115,000	Cudahy, CA Community Devel. Commission Tax Allocation	6.250	10/01/2017	10/01/2017		121,654
110,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.125	10/01/2020	10/01/2020		133,450
155,000	Cudahy, CA Community Devel. Commission Tax Allocation	6.875	10/01/2019	10/01/2019		180,763
315,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.750	10/01/2027	10/01/2021	A	412,111
130,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.250	10/01/2021	10/01/2021		163,809

37      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$25,000	Culver City, CA Redevel. Agency	5.500%	11/01/2020	08/28/2016	A	$25,397
15,000	Culver City, CA Redevel. Finance Authority	5.600	11/01/2025	08/28/2016	A	15,063
25,000	Culver City, CA Redevel. Finance Authority	5.500	11/01/2019	08/28/2016	A	25,397
20,000	Cypress, CA Improvement Bond Act 1915 (Business and Professional Center)	5.700	09/02/2022	08/28/2016	A	20,054
1,000,000	Davis, CA Redevel. Agency Tax Allocation	6.500	12/01/2026	12/01/2021	A	1,248,060
975,000	Delano, CA Union High School District	5.100	02/01/2023	02/01/2023		1,188,798
510,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation (Merged Redevel.)	6.000	09/01/2023	09/01/2019	A	578,845
275,000	Dinuba, CA Redevel. Agency Tax Allocation[3]	5.750	09/01/2028	06/23/2020	A	326,166
50,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)	5.125	08/01/2028	02/01/2017	A	50,507
295,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[3]	5.125	08/01/2020	12/30/2016	A	299,513
20,000	Eastside, CA Union School District	5.125	08/01/2026	02/01/2017	A	20,472
630,000	El Dorado County, CA Special Tax Community Facilities District No. 9288	5.000	09/01/2026	09/01/2022	A	746,821
800,000	El Dorado County, CA Special Tax Community Facilities District No. 9288	5.000	09/01/2027	09/01/2022	A	944,464
35,000	El Monte, CA COP (Dept. of Public Social Services Facility)	5.000	06/01/2019	06/01/2017	A	36,252
3,240,000	Emery, CA Unified School District	6.500	08/01/2031	08/01/2021	A	4,094,647
1,170,000	Emery, CA Unified School District	6.250	08/01/2026	08/01/2021	A	1,444,306
5,000	Fairfield, CA Improvement Bond Act 1915 (Green Valley Road/Mangels Blvd.)	7.375	09/02/2018	09/01/2016	A	5,174
25,000	Folsom, CA Public Financing Authority	5.625	09/02/2020	09/02/2016	A	25,075
15,000	Folsom, CA Public Financing Authority	5.400	09/02/2020	09/02/2016	A	15,045
845,000	Folsom, CA Public Financing Authority	5.000	09/01/2023	09/01/2017	A	874,761
1,665,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.250	09/01/2020	08/28/2016	A	1,671,610
250,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.000	10/01/2022	08/28/2016	A	250,920
95,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.000	09/01/2023	08/28/2016	A	95,356

38      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$725,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.500%	09/01/2032	08/28/2016	A	$732,823
25,000	Fontana, CA Redevel. Agency (Downtown Redevel.)	5.000	09/01/2021	08/28/2016	A	25,061
200,000	Fontana, CA Redevel. Agency (Downtown Redevel.)	5.000	09/01/2016	08/28/2016	A	200,644
220,000	Fontana, CA Redevel. Agency (Jurupa Hills)	5.500	10/01/2027	10/01/2016	A	221,835
40,000	Fontana, CA Redevel. Agency (Sierra Corridor Commercial Redevel.)	5.450	09/01/2029	08/28/2016	A	40,158
550,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)	5.000	09/01/2022	08/28/2016	A	552,051
265,000	Fontana, CA Special Tax (Citrus)	5.000	09/01/2020	09/01/2016	A	265,867
1,045,000	Fontana, CA Special Tax Community Facilities District No. 2-A	5.250	09/01/2017	09/01/2016	A	1,049,535
100,000	Freshwater, CA School District	5.000	08/01/2025	02/01/2017	A	101,901
870,000	Fresno, CA Joint Powers Financing Authority	5.000	04/01/2022	04/01/2018	A	923,662
70,000	Fresno, CA Joint Powers Financing Authority[3]	5.250	08/01/2018	08/18/2016	A	70,277
2,160,000	Fresno, CA Joint Powers Financing Authority	5.250	10/01/2024	08/28/2016	A	2,162,635
10,000	Fresno, CA Joint Powers Financing Authority	5.000	06/01/2019	08/28/2016	A	10,038
30,000	Fresno, CA Joint Powers Financing Authority	5.000	06/01/2020	08/28/2016	A	30,114
140,000	Fresno, CA Joint Powers Financing Authority	5.750	06/01/2026	08/28/2016	A	142,782
25,000	Fresno, CA Joint Powers Financing Authority	5.125	06/01/2031	08/28/2016	A	25,085
65,000	Fresno, CA Joint Powers Financing Authority	5.000	06/01/2028	08/28/2016	A	65,232
135,000	Fullerton, CA Redevel. Agency COP	5.000	04/01/2026	04/01/2017	A	139,122
400,000	Galt, CA Redevel. Agency Tax Allocation	7.375	09/01/2033	09/01/2021	A	499,856
20,000	Granada, CA Sanitation District Improvement Bond Act 1915	6.125	09/02/2022	09/02/2016	A	20,064
50,000	Granada, CA Sanitation District Improvement Bond Act 1915	5.700	09/02/2016	09/02/2016		50,203
425,000	Grand Terrace, CA Community Redevel. Agency	5.100	09/01/2022	09/01/2019	A	478,971
20,000	Greenfield, CA Union School District	6.250	09/01/2030	09/01/2016	A	20,662
10,000	Guadalupe, CA Redevel. Agency Tax Allocation	5.125	08/01/2035	08/28/2016	A	10,034
1,000,000	Hawaiian Gardens, CA Public Finance Authority Tax Allocation	5.250	12/01/2023	08/28/2016	A	1,003,880
1,475,000	Hawaiian Gardens, CA Public Finance Authority Tax Allocation	5.250	12/01/2022	08/28/2016	A	1,480,723

39      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$3,220,000	Hawthorne, CA Community Redevel. Agency Special Tax	6.125%	10/01/2025	10/01/2016	A	$3,234,619
120,000	Hawthorne, CA Parking Authority[3]	8.125	09/01/2019	09/01/2016	A	120,571
30,000	Hayward, CA Improvement Bond Act 1915	7.100	09/02/2018	09/02/2016	A	30,139
10,000	Hollister, CA Improvement Bond Act 1915	7.125	09/02/2022	09/02/2016	A	10,336
5,000	Huntington Beach, CA Community Facilities District	5.400	10/01/2020	10/01/2016	A	5,039
20,000	Huntington Beach, CA Community Facilities District Special Tax	6.250	09/01/2027	09/01/2016	A	20,047
1,055,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2025	09/01/2018	A	1,130,243
1,115,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2026	09/01/2018	A	1,192,147
15,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)	5.000	08/01/2024	08/28/2016	A	15,056
100,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)	5.000	08/01/2018	02/01/2017	A	102,161
25,000	Huntington Park, CA Public Financing Authority	5.000	09/01/2022	09/01/2016	A	25,095
2,735,000	Imperial, CA Public Financing Authority (Water Facility)	5.000	10/15/2026	10/15/2022	A	3,250,055
20,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2004-3	5.400	09/02/2023	09/02/2016	A	20,292
710,000	Irvine, CA Improvement Bond Act 1915	5.000	09/02/2025	09/02/2023	A	862,870
60,000	Kern Valley, CA Healthcare District	5.250	08/01/2021	08/28/2016	A	60,233
2,000,000	Kern, CA Community College District	5.250	11/01/2031	11/01/2018	A	2,203,340
10,000	La Habra, CA Redevel. Agency Community Facilities District	6.000	09/01/2019	08/28/2016	A	10,031
40,000	La Mesa, CA Improvement Bond Act 1915[3]	5.750	09/02/2023	09/02/2016	A	40,115
5,000	Lancaster, CA Community Facilities District Special Tax	6.000	10/01/2016	10/01/2016		5,039
615,000	Lancaster, CA Redevel. Agency	5.500	12/01/2028	12/01/2020	A	714,482
10,000	Lathrop, CA Financing Authority (Water Supply)	5.750	06/01/2020	12/01/2016	A	10,184
55,000	Lathrop, CA Financing Authority (Water Supply)	5.700	06/01/2019	12/01/2016	A	56,013
150,000	Lawndale, CA Elementary School District	5.000	08/01/2029	02/01/2017	A	153,325

40      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$230,000	Lincoln, CA Public Financing Authority	5.000%	08/01/2028	02/01/2017	A	$234,508
50,000	Livermore, CA Redevel. Agency Tax Allocation	5.250	08/01/2018	08/19/2016	A	50,279
925,000	Livermore, CA Redevel. Agency Tax Allocation	5.000	08/01/2026	08/28/2016	A	929,893
2,000,000	Lodi, CA Public Financing Authority	5.250	10/01/2026	04/01/2022	A	2,374,000
1,435,000	Long Beach, CA Bond Finance Authority	5.250	11/15/2023	11/15/2023		1,735,948
500,000	Long Beach, CA Bond Finance Authority (Rainbow Harbor)	5.000	05/01/2024	08/28/2016	A	511,920
620,000	Long Beach, CA Bond Finance Authority Natural Gas	5.000	11/15/2017	11/15/2017		648,241
685,000	Long Beach, CA Bond Finance Authority Natural Gas	5.250	11/15/2018	11/15/2018		742,273
850,000	Long Beach, CA Marina	5.000	05/15/2027	05/15/2025	A	1,029,537
50,000	Long Beach, CA Special Tax (Pike)	6.250	10/01/2026	08/28/2016	A	50,130
30,000	Long Beach, CA Unified School District	5.750	08/01/2033	08/01/2019	A	34,710
470,000	Long Beach, CA Unified School District	5.750	08/01/2033	08/01/2019	A	542,089
5,585,000	Los Angeles County, CA Community College District	5.000	08/01/2029	08/01/2024	A	7,054,413
5,000	Los Angeles County, CA Community Facilities District No. 4 Special Tax	7.750	09/01/2017	09/01/2016	A	5,028
25,000	Los Angeles County, CA Community Facilities District No. 5 (Rowland Heights Area)	5.000	09/01/2019	09/01/2016	A	25,101
85,000	Los Angeles, CA Community Facilities District Special Tax (Cascade Business Park)	6.400	09/01/2022	09/01/2016	A	85,345
60,000	Los Angeles, CA Community Redevel. Agency (Freeway Recovery)	6.000	09/01/2031	08/28/2016	A	60,244
120,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.200	12/01/2019	08/28/2016	A	120,467
50,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.200	12/01/2018	08/28/2016	A	50,194
80,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.250	12/01/2021	08/28/2016	A	80,315
125,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.250	12/01/2020	08/28/2016	A	125,492
50,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.200	12/01/2017	08/28/2016	A	50,190

41      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[4]	5.375%	05/15/2025	01/30/2016	A	$10,813,173
2,605,000	Los Angeles, CA Dept. of Airports (Ontario International Airport)	5.000	05/15/2022	08/28/2016	A	2,614,769
500,000	Los Angeles, CA Dept. of Airports (Ontario International Airport)	5.000	05/15/2025	08/28/2016	A	501,815
15,000	Los Angeles, CA Dept. of Water & Power	4.750	08/15/2017	08/28/2016	A	15,054
10,000	Los Angeles, CA Dept. of Water & Power	4.750	10/15/2020	08/28/2016	A	10,036
45,000	Los Angeles, CA GO	5.000	09/01/2020	08/28/2016	A	45,171
500,000	Los Angeles, CA Harbor Dept.	5.000	08/01/2024	08/28/2016	A	511,860
10,000	Los Angeles, CA Mtg. (Section 8)	6.500	07/01/2022	08/28/2016	A	10,036
55,000	Los Angeles, CA Mtg. (Section 8)	5.350	07/01/2022	08/28/2016	A	55,150
30,000	Los Angeles, CA Multifamily Hsg. (Earthquake Rehabilitation)	5.900	01/01/2030	08/28/2016	A	30,072
70,000	Los Angeles, CA State Building Authority	5.500	10/01/2016	08/28/2016	A	70,288
200,000	Los Angeles, CA State Building Authority	5.500	10/01/2017	08/28/2016	A	200,818
205,000	Los Angeles, CA State Building Authority	5.500	10/01/2019	08/28/2016	A	205,838
70,000	Los Angeles, CA State Building Authority	5.500	10/01/2018	08/28/2016	A	70,286
325,000	Madera County, CA Board of Education COP	6.125	10/01/2036	10/01/2021	A	395,190
455,000	Madera County, CA COP (Valley Children’s Hospital)	5.750	03/15/2028	08/28/2016	A	456,815
1,015,000	Madera County, CA COP (Valley Children’s Hospital)	5.000	03/15/2023	08/28/2016	A	1,018,573
50,000	Mammoth Lakes, CA Community Facilities District (North Village Area)	5.750	10/01/2033	10/01/2016	A	50,200
1,285,000	Manteca, CA Unified School District Special Tax Community Facilities District No. 1989	5.000	09/01/2027	09/01/2023	A	1,552,730
1,025,000	Marysville, CA (Fremont-Rideout Health Group / Rideout Memorial Hospital/United Com-Serve Obligated Group)	5.250	01/01/2027	01/01/2021	A	1,178,658
25,000	Maywood, CA Public Financing Authority	6.500	09/01/2018	08/28/2016	A	25,075
5,000	Milpitas, CA Improvement Bond Act 1915	5.700	09/02/2018	09/02/2016	A	5,166
450,000	Modesto, CA COP (Golf Course)	5.000	11/01/2023	08/04/2020	B	488,304
1,000,000	Monrovia, CA Redevel. Agency (Central Redev. Project Area No. 1)	5.000	08/01/2026	08/01/2022	A	1,155,900
2,000,000	Montclair, CA Redevel. Agency Tax Allocation	5.300	10/01/2030	08/28/2016	A	2,006,200

42      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,050,000	Montebello, CA Public Financing Authority (Montebello Hotel)	5.000%	12/01/2028	12/01/2017	A	$1,096,945
470,000	Montebello, CA Public Financing Authority (Montebello Hotel)	5.000	12/01/2024	12/01/2017	A	493,622
40,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)	5.750	03/01/2017	08/28/2016	A	40,274
355,000	Moreno Valley, CA Unified School District Community Facilities District No. 2005-5	5.500	09/01/2031	09/01/2016	A	366,569
25,000	Murrieta, CA Community Facilities District Special Tax (Meadowlane/Amberwalk)	5.000	09/01/2028	09/01/2016	A	25,101
100,000	National City, CA Community Devel. Commission Tax Allocation (National City Redevel.)	5.250	08/01/2019	08/01/2019		112,568
260,000	Needles, CA Public Utility Authority	6.650	02/01/2032	08/28/2016	A	260,203
835,000	Northern, CA Inyo County Local Hospital District	6.375	12/01/2025	12/01/2020	A	937,246
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.000	06/01/2019	12/01/2016	A	10,121
50,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.100	06/01/2027	12/01/2016	A	50,444
1,000,000	Oakland, CA Unified School District	6.125	08/01/2029	08/01/2019	A	1,138,300
2,000,000	Oakland, CA Unified School District	6.000	08/01/2026	08/01/2018	A	2,171,040
750,000	Oakland, CA Unified School District	5.000	08/01/2022	01/15/2021	B	879,277
745,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2027	09/01/2023	A	853,129
685,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2026	09/01/2023	A	789,990
805,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2028	09/01/2023	A	918,127
1,270,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500	09/02/2020	09/02/2016	A	1,277,785
900,000	Orange County, CA Airport	5.750	07/01/2034	07/01/2017	A	943,542
45,000	Orange County, CA Community Facilities District[3]	5.250	08/15/2019	08/25/2016	A	45,164
15,000	Orange County, CA Improvement Bond Act 1915	5.500	09/02/2016	09/02/2016		15,075
20,000	Orange County, CA Improvement Bond Act 1915 (Irvine Coast Assessment)	5.500	09/02/2018	09/02/2016	A	20,084
5,000	Orange County, CA Water District	5.000	08/15/2017	08/28/2016	A	5,090

43      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,500,000	Orange, CA Community Facilities District Special Tax (Serrano Heights Public Improvements)	5.000%	10/01/2028	10/01/2022	A	$1,765,500
255,000	Oro Grande, CA Elementary District COP	5.625	09/15/2030	09/15/2020	A	295,351
50,000	Oxnard, CA Financing Authority	5.300	06/01/2029	06/01/2021	A	58,876
100,000	Oxnard, CA Financing Authority	5.000	06/01/2036	08/28/2016	A	100,374
2,000,000	Oxnard, CA Financing Authority Wastewater	5.000	06/01/2029	06/01/2024	A	2,441,940
845,000	Oxnard, CA Harbor District	5.000	08/01/2020	08/01/2020		948,977
460,000	Oxnard, CA School District	5.000	08/01/2026	08/01/2023	A	559,774
530,000	Oxnard, CA School District	5.000	08/01/2027	08/01/2023	A	641,517
55,000	Palm Desert, CA Financing Authority	5.000	04/01/2027	10/01/2016	A	55,412
360,000	Palm Desert, CA Financing Authority	5.000	04/01/2030	10/01/2016	A	362,444
125,000	Palm Desert, CA Financing Authority	5.000	04/01/2025	10/01/2016	A	125,949
50,000	Palm Desert, CA Financing Authority	5.200	10/01/2028	10/01/2016	A	50,386
1,230,000	Palm Desert, CA Financing Authority	5.000	08/01/2021	02/01/2017	A	1,255,941
50,000	Palm Desert, CA Financing Authority	5.000	04/01/2026	10/01/2016	A	50,374
15,000	Palm Desert, CA Financing Authority	4.600	04/01/2022	10/01/2016	A	15,104
220,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.000	07/01/2018	08/28/2016	A	220,429
145,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs Regional Airport)	5.250	01/01/2022	08/28/2016	A	145,579
5,000	Palm Springs, CA Financing Authority (Palm Springs Regional Airport)	5.500	01/01/2028	08/28/2016	A	5,020
125,000	Palmdale, CA Community Facilities District Special Tax	5.400	09/01/2035	09/01/2016	A	125,272
25,000	Palmdale, CA COP (Park Improvement & Avenue South Construction)	5.000	09/01/2032	08/28/2016	A	25,079
15,000	Palmdale, CA COP (Park Improvement and Avenue South Construction)	5.000	09/01/2017	08/28/2016	A	15,055
30,000	Palmdale, CA COP (Park Improvement and Avenue South Construction)	5.000	09/01/2024	08/28/2016	A	30,110
255,000	Palmdale, CA Elementary School District Special Tax Community Facilities District No. 90-1[3]	5.700	08/01/2018	08/23/2016	A	256,061

44      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$175,000	Palo Alto, CA Utility	5.250%	06/01/2021	12/01/2016	A	$177,863
15,000	Palo Alto, CA Utility	5.250	06/01/2024	12/01/2016	A	15,245
205,000	Perris, CA Elementary School District	6.000	08/01/2028	08/01/2024	A	268,552
185,000	Perris, CA Elementary School District	6.000	08/01/2027	08/01/2024	A	243,482
545,000	Perris, CA Joint Powers Authority	5.000	09/01/2025	09/01/2023	A	642,419
390,000	Perris, CA Public Financing Authority	7.000	10/01/2033	10/01/2018	A	440,716
20,000	Petaluma, CA Improvement Bond Act 1915	6.000	09/02/2020	09/02/2016	A	20,067
2,265,000	Pico Rivera, CA Public Financing Authority	5.500	09/01/2031	09/01/2019	A	2,603,255
25,000	Pomona, CA Public Financing Authority	5.250	02/01/2018	08/28/2016	A	25,099
30,000	Pomona, CA Public Financing Authority	5.000	02/01/2024	08/28/2016	A	30,103
400,000	Pomona, CA Public Financing Authority (Merfed Redevel.)	5.250	02/01/2020	08/28/2016	A	401,576
35,000	Pomona, CA Public Financing Authority (Merfed Redevel.)	5.000	02/01/2027	08/28/2016	A	35,127
20,000	Porterville, CA Redevel. Agency	5.350	06/01/2022	08/28/2016	A	20,052
40,000	Poway, CA Hsg. (Poinsettia Mobile Home Park)	5.000	05/01/2023	08/28/2016	A	40,114
855,000	Poway, CA Unified School District Public Financing Authority Special Tax	5.000	09/15/2025	09/15/2023	A	1,034,097
1,210,000	Poway, CA Unified School District Public Financing Authority Special Tax	5.000	09/15/2029	09/15/2023	A	1,443,058
1,800,000	Rancho Cucamonga, CA Community Facilities District Special Tax No. 2003-1	5.750	09/01/2028	09/01/2018	A	1,928,196
20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.500	09/02/2024	09/02/2016	A	20,041
30,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750	09/02/2022	09/02/2016	A	30,085
20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750	09/02/2026	09/02/2016	A	20,041
25,000	Redding, CA Redevel. Agency (Redding School District)	5.000	09/01/2021	08/28/2016	A	25,093
100,000	Redding, CA Redevel. Agency (Redding School District)	5.125	09/01/2030	08/28/2016	A	100,340
30,000	Redding, CA Redevel. Agency (Redding School District)	5.000	09/01/2026	08/28/2016	A	30,109
25,000	Redding, CA Redevel. Agency (Shastec Redevel.)	5.000	09/01/2017	08/28/2016	A	25,081
10,000	Redlands, CA Community Facilities District	5.850	09/01/2033	09/01/2016	A	10,021

45      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$25,000	Redlands, CA Unified School District	5.000%	07/01/2026	08/28/2016	A	$25,094
20,000	Redlands, CA Unified School District	5.000	07/01/2022	08/28/2016	A	20,076
690,000	Redwood City, CA Special Tax	5.000	09/01/2029	09/01/2022	A	785,599
50,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.250	09/01/2021	09/01/2016	A	50,149
25,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.050	09/01/2017	09/01/2016	A	25,080
65,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.125	09/01/2018	09/01/2016	A	65,210
25,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.000	09/01/2016	09/01/2016		25,095
100,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.250	09/01/2020	09/01/2016	A	100,308
100,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.200	09/01/2019	09/01/2016	A	100,313
20,000	Rio Hondo, CA Community College District	5.000	08/01/2017	08/28/2016	A	20,076
450,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	514,805
225,000	Riverside County, CA Community Facilities District Special Tax No. 87-1	5.250	09/01/2016	09/01/2016		225,905
3,820,000	Riverside County, CA Infrastructure Financing Authority	5.000	11/01/2027	11/01/2025	A	4,850,292
130,000	Riverside County, CA Public Financing Authority	5.250	10/01/2017	08/28/2016	A	130,521
95,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel. Project)	5.000	10/01/2022	10/01/2016	A	95,759
5,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel. Project)	5.000	10/01/2022	10/01/2016	A	5,039
235,000	Riverside County, CA Public Financing Authority COP	5.750	05/15/2019	05/29/2018	B	209,134
305,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	5.750	10/01/2020	10/01/2020		352,141
15,000	Riverside, CA Improvement Bond Act 1915	8.250	09/02/2016	09/02/2016		15,101
315,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2023	09/02/2016	A	325,338
335,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2024	09/02/2016	A	345,944
200,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Business)	6.250	09/02/2029	09/02/2016	A	200,578

46      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,155,000	Riverside, CA Public Financing Authority	5.000%	11/01/2028	11/01/2022	A	$1,382,523
1,640,000	Riverside, CA Public Financing Authority	5.000	11/01/2027	11/01/2022	A	1,967,196
100,000	Riverside, CA Public Financing Authority (University Corridor/ Sycamore)	5.000	08/01/2019	08/01/2017	A	103,922
100,000	Rocklin, CA Unified School District Community Facilities District No. 1	5.000	09/01/2025	08/28/2016	A	100,368
45,000	Romoland, CA School District Special Tax[3]	6.375	09/01/2033	09/01/2016	A	45,140
85,000	Romoland, CA School District Special Tax	6.375	09/01/2033	09/01/2016	A	85,264
365,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2025	09/01/2023	A	427,638
405,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2027	09/01/2023	A	466,884
440,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2026	09/01/2023	A	512,389
500,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2028	09/01/2023	A	572,340
110,000	Romoland, CA School District Special Tax Community Facilities District No. 91-1	5.400	09/01/2028	09/01/2016	A	110,273
265,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2024	02/15/2024		315,104
80,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2023	02/15/2023		93,956
100,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2025	02/15/2025		120,491
190,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2021	02/15/2021		215,793
795,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2021	08/28/2016	A	797,981
430,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2023	08/28/2016	A	431,582
555,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2022	08/28/2016	A	557,070
100,000	Sacramento County, CA Airport System	5.500	07/01/2027	07/01/2018	A	108,877
600,000	Sacramento County, CA Airport System	5.000	07/01/2022	07/01/2018	A	649,716
2,975,000	Sacramento County, CA COP	5.750	02/01/2030	02/01/2020	A	3,395,606
70,000	Sacramento County, CA COP	4.750	10/01/2017	08/28/2016	A	70,202

47      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
California (Continued)
$1,500,000	Sacramento County, CA Hsg. Authority (Verandas Apartments Senior Community)	5.700%		03/01/2034	08/28/2016	A	$1,503,105
400,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)	5.250		06/01/2027	08/28/2016	A	401,200
15,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)	5.125		12/01/2028	08/28/2016	A	15,055
5,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)	5.000		12/01/2022	08/28/2016	A	5,018
685,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)	6.250		09/01/2023	09/01/2016	A	688,631
1,840,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000		09/01/2024	03/01/2023	A	2,201,726
850,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000		09/01/2025	03/01/2023	A	1,013,804
455,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000		09/01/2027	03/01/2023	A	539,789
785,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000		09/01/2026	03/01/2023	A	941,843
1,235,000	Sacramento, CA Municipal Utility District	5.000		07/01/2030	07/01/2025	A	1,552,432
135,000	Saddleback Valley, CA Unified School District	5.650		09/01/2017	08/28/2016	A	135,586
70,000	Salinas, CA Redevel. Agency Tax Allocation (Central City Revitalization)	5.500		11/01/2023	08/28/2016	A	70,286
40,000	San Bernardino County, CA (Single Family Mtg.)	3.974	[2]	05/01/2031	08/28/2016	A	18,340
200,000	San Bernardino County, CA COP (Medical Center Financing)	5.000		08/01/2026	08/28/2016	A	200,848
15,000	San Bernardino County, CA COP (Medical Center Financing)	5.250		08/01/2016	08/01/2016		15,004
180,000	San Bernardino County, CA COP (Medical Center Financing)	5.000		08/01/2028	08/28/2016	A	180,576
10,000	San Bernardino, CA Joint Powers Financing Authority	5.750		10/01/2018	10/01/2018		10,948
70,000	San Bernardino, CA Joint Powers Financing Authority	5.750		10/01/2023	10/01/2023		87,165
200,000	San Bernardino, CA Joint Powers Financing Authority	5.750		10/01/2019	10/01/2019		227,030
50,000	San Bernardino, CA Joint Powers Financing Authority	5.750		10/01/2022	10/01/2022		61,070

48      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$180,000	San Bernardino, CA Joint Powers Financing Authority	5.750%	10/01/2023	10/01/2023		$224,138
290,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)	5.500	12/01/2020	08/28/2016	A	291,201
140,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)	5.500	12/01/2020	08/28/2016	A	146,342
440,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)	5.500	09/01/2024	08/28/2016	A	440,202
245,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)	5.500	09/01/2020	08/28/2016	A	245,145
150,000	San Bernardino, CA Mountains Community Hospital District COP	5.000	02/01/2017	02/01/2017		151,464
25,000	San Bernardino, CA Redevel. Agency (Ramona Senior Complex)	7.875	07/01/2025	01/01/2017	A	25,406
50,000	San Bruno, CA Police Facilities Financing	5.250	02/01/2021	08/28/2016	A	50,211
1,520,000	San Diego County, CA Regional Airport Authority	5.000	07/01/2026	07/01/2023	A	1,849,597
95,000	San Diego County, CA Water Authority	4.750	05/01/2028	08/28/2016	A	95,327
545,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2025	09/01/2023	A	638,527
640,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2028	09/01/2023	A	737,050
610,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2027	09/01/2023	A	705,343
720,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2030	09/01/2023	A	822,672
265,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2031	09/02/2018	A	277,720
255,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2030	09/02/2018	A	266,970
170,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2022	09/02/2018	A	179,877
285,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2032	09/02/2018	A	298,267
245,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2029	09/02/2018	A	256,704
180,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2023	09/02/2018	A	189,902
190,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2024	09/02/2018	A	199,825
15,000	San Diego, CA Improvement Bond Act 1915[3]	5.800	09/02/2017	09/02/2016	A	15,074
165,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2021	09/02/2018	A	175,308

49      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$230,000	San Diego, CA Improvement Bond Act 1915	5.250%	09/02/2028	09/02/2018	A	$240,838
220,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2027	09/02/2018	A	230,116
195,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2025	09/02/2018	A	204,352
210,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2026	09/02/2018	A	220,166
1,250,000	San Diego, CA Public Facilities Financing Authority	5.000	10/15/2033	10/15/2025	A	1,550,938
1,000,000	San Diego, CA Public Facilities Financing Authority	5.000	10/15/2034	10/15/2025	A	1,236,030
1,000,000	San Diego, CA Public Facilities Financing Authority (Ballpark)	5.250	02/15/2032	02/15/2017	A	1,026,320
1,000,000	San Diego, CA Redevel. Agency (Centre City)	6.400	09/01/2019	08/28/2016	A	1,004,410
100,000	San Diego, CA Redevel. Agency (Centre City)	5.200	09/01/2019	08/28/2016	A	100,391
95,000	San Diego, CA Redevel. Agency (Centre City)	5.250	09/01/2026	08/28/2016	A	95,364
5,000	San Dimas, CA Redevel. Agency (Creative Growth Redevel.)	6.750	09/01/2016	09/01/2016		5,028
1,525,000	San Francisco, CA City & County	5.500	11/01/2030	11/01/2020	A	1,821,780
325,000	San Francisco, CA City & County Airports Commission	5.250	01/01/2026	08/28/2016	A	326,261
7,500,000	San Francisco, CA City & County Airports Commission	5.500	05/01/2027	05/01/2018	A	8,092,650
75,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2027	08/28/2016	A	75,287
935,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	6.100	01/01/2020	08/28/2016	A	939,338
510,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	6.125	01/01/2027	08/28/2016	A	512,326
1,385,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2022	08/28/2016	A	1,390,554
165,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2020	08/28/2016	A	165,662
170,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.125	01/01/2017	08/28/2016	A	170,585
3,040,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2019	08/28/2016	A	3,052,190

50      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$120,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250%	01/01/2021	08/28/2016	A	$120,481
325,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2024	08/28/2016	A	326,281
100,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2023	08/28/2016	A	100,399
35,000	San Francisco, CA City & County Improvement Bond Act 1915	6.850	09/02/2026	09/02/2016	A	36,178
225,000	San Francisco, CA City & County Public Utilities Commission	5.000	11/01/2016	08/28/2016	A	225,880
500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2023	08/01/2022	A	603,015
1,600,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2025	08/01/2022	A	1,885,904
1,250,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2026	08/01/2022	A	1,465,213
115,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.000	08/01/2029	08/01/2019	A	133,382
920,000	San Gorgonio, CA Memorial Health Care District	5.000	08/01/2024	08/01/2020	A	1,051,054
925,000	San Jacinta, CA Community Facilities District	5.000	09/01/2026	09/01/2026		1,129,444
15,000	San Jose, CA (Libraries & Parks)	5.000	09/01/2017	08/28/2016	A	15,057
105,000	San Jose, CA (Libraries & Parks)	5.100	09/01/2025	08/28/2016	A	105,408
50,000	San Jose, CA (Libraries & Parks)	5.100	09/01/2022	08/28/2016	A	50,195
85,000	San Jose, CA (Libraries & Parks)	5.100	09/01/2020	08/28/2016	A	85,332
235,000	San Jose, CA (Libraries & Parks)	5.000	09/01/2018	08/28/2016	A	235,895
30,000	San Jose, CA (Libraries, Parks & Public Safety)	5.000	09/01/2017	08/28/2016	A	30,113
105,000	San Jose, CA (Libraries, Parks & Public Safety)	5.000	09/01/2022	08/28/2016	A	105,397
50,000	San Jose, CA (Libraries, Parks & Public Safety)	5.000	09/01/2020	08/28/2016	A	50,189
15,000	San Jose, CA (Libraries, Parks & Public Safety)	5.000	09/01/2030	08/28/2016	A	15,060
1,000,000	San Jose, CA Airport	6.250	03/01/2034	03/01/2021	A	1,207,070
25,000	San Jose, CA Finance Authority (4th & San Fernando Parking Facility)	5.000	09/01/2026	08/28/2016	A	25,092
15,000	San Jose, CA Finance Authority (4th & San Fernando Parking Facility)	5.000	09/01/2024	08/28/2016	A	15,055
90,000	San Jose, CA Finance Authority (Convention Center)	5.000	09/01/2017	08/28/2016	A	90,343

51      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
California (Continued)
$50,000	San Jose, CA Finance Authority (Convention Center)	5.000%		09/01/2018	08/28/2016	A	$50,191
225,000	San Jose, CA Finance Authority (Convention Center)	5.000		09/01/2016	08/28/2016	A	225,869
280,000	San Jose, CA Finance Authority (Convention Center)	5.000		09/01/2019	08/28/2016	A	281,067
60,000	San Jose, CA Improvement Bond Act 1915	5.750		09/02/2020	09/02/2016	A	61,991
20,000	San Jose, CA Improvement Bond Act 1915	5.600		09/02/2016	09/02/2016		20,082
25,000	San Jose, CA Improvement Bond Act 1915	5.700		09/02/2018	09/02/2016	A	25,835
95,000	San Jose, CA Improvement Bond Act 1915	5.750		09/02/2019	09/02/2016	A	98,163
235,000	San Jose, CA Multifamily Hsg. (Almaden Senior Hsg. Partners)	5.350	[5]	07/15/2034	07/03/2017	A	242,024
25,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)	6.100		01/01/2031	08/28/2016	A	25,033
1,570,000	San Jose, CA Redevel. Agency	5.000		08/01/2019	08/28/2016	A	1,594,115
355,000	San Jose, CA Redevel. Agency	5.000		08/01/2017	08/28/2016	A	356,335
165,000	San Jose, CA Redevel. Agency	5.000		08/01/2020	08/28/2016	A	165,615
25,000	San Jose, CA Redevel. Agency	5.000		08/01/2023	08/01/2017	A	26,092
35,000	San Jose, CA Redevel. Agency	5.500		08/01/2016	08/01/2016		35,010
45,000	San Jose, CA Redevel. Agency	5.000		08/01/2028	08/28/2016	A	45,166
5,300,000	San Jose, CA Redevel. Agency	5.850		08/01/2027	08/28/2016	A	5,322,366
200,000	San Jose, CA Redevel. Agency	6.375		08/01/2021	08/01/2018	A	220,236
75,000	San Jose, CA Redevel. Agency	5.000		08/01/2026	08/01/2017	A	78,275
20,000	San Jose, CA Redevel. Agency[3]	5.750		08/01/2017	08/15/2016	A	20,088
30,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2025	08/01/2017	A	31,319
255,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2022	08/01/2017	A	265,532
500,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2026	08/28/2016	A	501,545
100,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2024	08/01/2017	A	104,419
210,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2023	08/01/2017	A	218,566
1,210,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.250		08/01/2019	08/28/2016	A	1,214,792
115,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2027	08/28/2016	A	116,691
20,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	4.000		08/01/2017	08/28/2016	A	20,057
25,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2019	08/28/2016	A	25,094
5,000	San Jose, CA Redevel. Agency Tax Allocation	5.600		08/01/2019	08/28/2016	A	5,021

52      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$50,000	Santa Ana, CA Community Redevel. Agency (South Main Street)	5.000%	09/01/2017	08/28/2016	A	$50,183
105,000	Santa Barbara, CA Redevel. Agency (Central City)	5.000	03/01/2018	08/28/2016	A	105,398
60,000	Santa Barbara, CA Redevel. Agency (Central City)	5.000	03/01/2019	08/28/2016	A	60,227
1,715,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)	5.850	08/01/2031	08/28/2016	A	1,717,590
15,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)	5.700	08/01/2021	08/28/2016	A	15,241
80,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)	5.700	08/01/2021	08/28/2016	A	80,170
500,000	Santa Clara, CA Redevel. Agency (Bayshore North)	5.000	06/01/2022	12/01/2016	A	507,625
400,000	Santa Clara, CA Redevel. Agency (Bayshore North)	5.000	06/01/2020	12/01/2016	A	406,048
1,170,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2028	11/15/2022	A	1,338,971
925,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2025	11/15/2022	A	1,072,242
635,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2023	11/15/2022	A	742,620
325,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2024	11/15/2022	A	380,136
785,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2027	11/15/2022	A	902,444
25,000	Santa Nella County, CA Water District	6.250	09/02/2028	09/02/2016	A	25,010
20,000	Santa Rosa, CA Improvement Bond Act 1915 (Nielson Ranch)	6.700	09/02/2022	09/02/2016	A	20,076
500,000	Santa Rosa, CA Wastewater	5.250	09/01/2026	09/01/2016	A	512,165
895,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2028	09/01/2023	A	1,043,293
770,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2026	09/01/2023	A	907,645
710,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2025	09/01/2023	A	842,025
830,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2027	09/01/2023	A	971,449

53      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,390,000	Selma, CA Redevel. Agency	5.750%	09/01/2024	09/01/2016	A	$1,393,169
10,000	Sequoia, CA Hospital District[3]	5.375	08/15/2023	08/27/2016	A	11,009
100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.250	11/01/2017	11/01/2016	A	100,908
100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.300	11/01/2018	11/01/2016	A	100,911
100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.350	11/01/2019	11/01/2016	A	100,880
100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.375	11/01/2020	11/01/2016	A	100,858
400,000	Sierra View, CA Local Health Care District	5.250	07/01/2024	07/01/2017	A	417,592
40,000	Signal Hill CA Redevel. Agency	5.250	10/01/2024	10/01/2019	A	44,854
525,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)	5.250	09/01/2019	08/28/2016	A	527,079
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)	5.250	09/01/2021	08/28/2016	A	25,097
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)	5.000	09/01/2030	08/28/2016	A	25,082
155,000	Soledad, CA Redevel. Agency (Soledad Redevel.)	5.350	12/01/2028	08/28/2016	A	155,374
1,020,000	Sonora, CA Union High School District	5.625	08/01/2029	08/01/2023	A	1,265,983
1,925,000	South Gate, CA Utility Authority	5.250	10/01/2027	10/01/2022	A	2,305,361
20,000	South Orange County, CA Public Financing Authority[3]	5.250	08/15/2018	08/22/2016	A	20,079
30,000	South Orange County, CA Public Financing Authority	5.800	09/02/2018	09/02/2016	A	30,146
250,000	South Orange County, CA Public Financing Authority (Ladera Ranch)	5.000	08/15/2024	08/28/2016	A	250,858
260,000	Southern CA Mono Health Care District	5.000	08/01/2021	08/01/2021		298,345
925,000	Southern CA Public Power Authority	5.000	11/01/2018	11/01/2018		1,001,673
20,000	Southern CA Public Power Authority	5.750	07/01/2021	08/28/2016	A	20,089
300,000	Southern CA Public Power Authority	6.000	07/01/2025	07/01/2018	A	331,494
5,000	Southern CA Public Power Authority	5.500	07/01/2020	08/28/2016	A	5,021
25,000	Southern CA Public Power Authority	5.500	07/01/2020	08/28/2016	A	25,106
3,735,000	Southern CA Tobacco Securitization Authority	4.750	06/01/2025	08/28/2016	A	3,794,797
40,000	Stockton, CA Improvement Bond Act 1915[3]	5.800	09/02/2020	09/02/2016	A	40,133
25,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)	5.375	09/01/2021	09/01/2016	A	24,998
25,000	Stockton-East, CA Water District	5.000	04/01/2019	08/28/2016	A	25,069
25,000	Sunnyvale, CA COP (Parking Facility)	5.000	10/01/2022	08/28/2016	A	25,095
15,000	Sunnyvale, CA COP (Parking Facility)	5.000	10/01/2017	08/28/2016	A	15,057

54      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,465,000	Sutter Butte, CA Flood Agency Assessment	5.000%	10/01/2028	10/01/2023	A	$1,770,028
415,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2026	10/01/2023	A	506,545
700,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2027	10/01/2023	A	849,940
1,490,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2029	10/01/2023	A	1,791,651
300,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2025	10/01/2023	A	369,078
4,550,000	Sweetwater, CA Union High School District	5.000	09/01/2027	08/28/2016	A	4,566,744
135,000	Sweetwater, CA Union High School District	5.000	09/01/2029	08/28/2016	A	135,497
825,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250	09/01/2028	09/01/2022	A	945,359
500,000	Temecula, CA Redevel. Agency	5.125	08/01/2027	08/28/2016	A	503,130
50,000	Temecula, CA Redevel. Agency	5.000	08/01/2020	08/28/2016	A	50,187
100,000	Torrance, CA Hospital (Torrance Memorial Medical Center)	5.500	06/01/2031	08/28/2016	A	101,673
2,020,000	Torrance, CA Hospital (Torrance Memorial Medical Center)	6.000	06/01/2022	08/28/2016	A	2,050,421
270,000	Torrance, CA Redevel. Agency	5.500	09/01/2028	08/28/2016	A	270,540
10,000	Torrance, CA Redevel. Agency (Downtown Redevel.)	5.550	09/01/2018	08/28/2016	A	10,033
45,000	Tracy, CA Community Facilities District	6.300	09/01/2026	08/28/2016	A	45,135
25,000	Tracy, CA Community Facilities District (205 Parcel Glen)	6.250	09/01/2032	08/28/2016	A	25,064
30,000	Truckee-Donner, CA Public Utility District Special Tax	5.800	09/01/2035	09/01/2016	A	30,016
550,000	Turlock, CA Health Facility (Emanuel Medical Center) COP	5.000	10/15/2017	04/20/2017	B	565,873
445,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2025	09/01/2023	A	543,781
515,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2028	09/01/2023	A	619,015
490,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2027	09/01/2023	A	592,092
470,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2026	09/01/2023	A	570,594
420,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2024	09/01/2023	A	516,592

55      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$125,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.125%	09/01/2026	09/01/2021	A	$158,644
250,000	Ukiah, CA Redevel. Agency (Ukiah Redevel.)	6.500	12/01/2028	06/01/2021	A	305,980
750,000	University of California (Regents Medical Center)	5.000	05/15/2026	08/28/2016	A	760,305
10,000	Vacaville, CA Improvement Bond Act 1915 (East Monte Vista Avenue)	5.850	09/02/2016	09/02/2016		10,039
235,000	Vacaville, CA Redevel. Agency (Vacaville Community Hsg.)	6.000	11/01/2024	08/28/2016	A	235,616
100,000	Vallejo City, CA Unified School District	5.000	08/01/2027	08/28/2016	A	100,378
325,000	Vallejo City, CA Unified School District Special Tax Community Facilities District No. 2	5.000	09/01/2019	08/28/2016	A	326,115
175,000	Vallejo City, CA Unified School District Special Tax Community Facilities District No. 2	5.000	09/01/2026	08/28/2016	A	175,600
25,000	Vallejo, CA Public Financing Authority, Series A	7.500	09/01/2020	09/01/2016	A	25,105
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2026	09/01/2016	A	30,064
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2017	09/01/2016	A	30,095
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.125	09/01/2034	09/01/2016	A	30,059
270,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)	5.050	12/01/2026	12/01/2016	A	271,696
315,000	Vernon, CA Electric System[3]	5.125	08/01/2021	09/06/2018	A	352,050
140,000	Vernon, CA Electric System[3]	5.125	08/01/2021	08/30/2018	C	152,501
25,000	Victorville, CA Redevel. Agency (Bear Valley Road)	5.125	12/01/2031	08/28/2016	A	25,085
120,000	Vista, CA Joint Powers Financing Authority	6.100	10/01/2021	10/01/2016	A	121,159
10,000	Vista, CA Unified School District	5.125	05/01/2023	11/01/2016	A	10,116
10,000	Wasco, CA Public Financing Authority	7.500	09/15/2023	08/28/2016	A	10,038
150,000	West Covina, CA Redevel. Agency	5.100	09/01/2025	09/01/2016	A	150,602
25,000	West Covina, CA Redevel. Agency	5.000	09/01/2031	08/28/2016	A	25,036
180,000	West Covina, CA Redevel. Agency	5.000	09/01/2026	08/28/2016	A	180,317
85,000	West Covina, CA Redevel. Agency (Executive Lodge Apartments)	5.300	09/01/2025	08/28/2016	A	85,156
875,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.000	09/01/2026	09/01/2021	A	1,116,990

56      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
California (Continued)
$1,000,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.250%		09/01/2031	09/01/2021	A	$1,288,820
135,000	West Valley-Mission, CA Community College District	5.000		08/01/2022	08/28/2016	A	135,514
1,190,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000		09/01/2025	09/01/2018	A	1,258,723
2,335,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000		09/01/2025	09/01/2023	A	2,803,191
1,295,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000		09/01/2027	09/01/2018	A	1,361,187
835,000	William S. Hart CA Union High School District	5.000		09/01/2025	09/01/2023	A	990,268
260,000	Yorba Linda, CA Redevel. Agency Tax Allocation	5.250		09/01/2023	09/01/2016	A	260,658
200,000	Yuba County, CA COP	5.000		02/01/2029	08/01/2020	A	225,894
155,000	Yuba County, CA COP	5.000		02/01/2024	08/01/2020	A	175,713
165,000	Yuba County, CA COP	5.000		02/01/2025	08/01/2020	A	187,049
170,000	Yuba County, CA COP	5.000		02/01/2026	08/01/2020	A	192,010
180,000	Yuba County, CA COP	5.000		02/01/2027	08/01/2020	A	202,559
190,000	Yuba County, CA COP	5.000		02/01/2028	08/01/2020	A	213,813
							417,949,160
U.S. Possessions—17.7%
1,250,000	Guam International Airport Authority	6.000		10/01/2023	08/01/2018	A	1,363,425
150,000	Guam Power Authority, Series A	5.000		10/01/2021	10/01/2021		174,851
225,000	Guam Power Authority, Series A	5.000		10/01/2026	10/01/2022	A	268,508
155,000	Guam Power Authority, Series A	5.000		10/01/2022	10/01/2022		183,849
150,000	Guam Power Authority, Series A	5.000		10/01/2020	10/01/2020		171,184
265,000	Guam Power Authority, Series A	5.000		10/01/2025	10/01/2022	A	316,757
155,000	Guam Power Authority, Series A	5.000		10/01/2027	10/01/2022	A	184,972
100,000	Guam Power Authority, Series A	5.000		10/01/2019	10/01/2019		111,542
7,320,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	07/06/2027	B	7,265,759
22,134,000	Puerto Rico Children’s Trust Fund (TASC)	5.375		05/15/2033	10/14/2020	B	22,078,001
560,000	Puerto Rico Commonwealth GO6	5.625		07/01/2031	02/04/2031	B	357,000
370,000	Puerto Rico Commonwealth GO	6.000		07/01/2027	07/01/2018	A	385,588
2,000,000	Puerto Rico Commonwealth GO6	5.000		07/01/2020	07/01/2020		1,270,000
75,000	Puerto Rico Commonwealth GO	6.125	[1]	07/01/2024	04/23/2021	B	80,841
100,000	Puerto Rico Commonwealth GO6	5.375		07/01/2030	07/01/2030		63,625
2,000,000	Puerto Rico Commonwealth GO6	6.000		07/01/2029	07/01/2029		1,291,020
1,270,000	Puerto Rico Commonwealth GO	5.500		07/01/2020	07/01/2020		1,349,134
205,000	Puerto Rico Commonwealth GO7	5.500		07/01/2017	07/01/2017		152,213
170,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	07/01/2018		179,595
1,145,000	Puerto Rico Commonwealth GO6	5.250		07/01/2030	05/09/2029	B	727,075
200,000	Puerto Rico Commonwealth GO6	5.000		07/01/2022	07/01/2022		127,000
84,474	Puerto Rico Electric Power Authority	10.000		01/01/2022	01/01/2022		66,890

57      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$84,473	Puerto Rico Electric Power Authority	10.000%	07/01/2022	07/01/2022		$66,890
253,421	Puerto Rico Electric Power Authority	10.000	07/01/2021	07/01/2021		200,924
207,894	Puerto Rico Electric Power Authority	10.000	07/01/2019	07/01/2019		165,696
207,894	Puerto Rico Electric Power Authority	10.000	07/01/2019	07/01/2019		165,696
253,420	Puerto Rico Electric Power Authority	10.000	01/01/2021	01/01/2021		200,923
3,000,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250	07/01/2028	07/01/2028		2,014,410
500,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.250	07/01/2028	07/01/2028		335,735
175,000	Puerto Rico Electric Power Authority, Series PP	5.000	07/01/2022	08/28/2016	A	175,231
300,000	Puerto Rico Electric Power Authority, Series PP	5.000	07/01/2025	08/28/2016	A	300,396
230,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2024	08/28/2016	A	233,105
3,460,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2023	08/28/2016	A	3,506,710
25,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2025	08/28/2016	A	25,338
455,000	Puerto Rico Electric Power Authority, Series UU	5.000	07/01/2024	07/01/2017	A	459,022
2,015,000	Puerto Rico Electric Power Authority, Series WW8	5.500	07/01/2018	07/01/2018		1,365,021
990,000	Puerto Rico Electric Power Authority, Series ZZ8	5.000	07/01/2017	07/01/2017		681,932
40,000	Puerto Rico Electric Power Authority, Series ZZ8	5.000	07/01/2018	07/01/2018		27,101
9,000,000	Puerto Rico Electric Power Authority, Series ZZ8	5.250	07/01/2026	07/01/2026		6,043,410
150,000	Puerto Rico Government Devel. Bank[7]	5.000	12/01/2016	12/01/2016		43,688
15,000	Puerto Rico HFA	5.500	12/01/2019	12/01/2018	A	16,307
1,000,000	Puerto Rico Highway & Transportation Authority[7]	5.250	07/01/2022	07/01/2022		511,960
215,000	Puerto Rico Highway & Transportation Authority[7]	5.250	07/01/2018	07/01/2018		113,107
750,000	Puerto Rico Highway & Transportation Authority[7]	5.750	07/01/2020	07/01/2020		386,715
70,000	Puerto Rico Highway & Transportation Authority, Series G7	5.000	07/01/2022	07/01/2022		35,839
260,000	Puerto Rico IMEPCF (American Home Products)	5.100	12/01/2018	08/28/2016	A	267,569
130,000	Puerto Rico Infrastructure Financing Authority[6]	5.000	07/01/2018	07/01/2018		82,550
1,000,000	Puerto Rico Infrastructure Financing Authority[6]	5.250	12/15/2026	12/15/2026		370,000
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2019	04/01/2019		98,646

58      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000%	04/01/2021	04/01/2021		$97,293
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2022	04/01/2022		96,560
2,365,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	10/17/2024	B	2,298,473
50,000	Puerto Rico ITEMECF (International American University)	5.000	10/01/2021	10/01/2021		51,687
500,000	Puerto Rico ITEMECF (University Plaza)	5.625	07/01/2019	01/01/2017	A	505,075
830,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2020	08/28/2016	A	844,135
40,000	Puerto Rico Municipal Finance Agency, Series A	4.750	08/01/2022	08/28/2016	A	40,604
45,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	08/28/2016	A	45,736
45,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2019	08/28/2016	A	45,687
1,180,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2016	08/01/2016		1,180,295
175,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	08/28/2016	A	177,672
600,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2018	08/28/2016	A	609,162
2,735,000	Puerto Rico Public Buildings Authority	5.250	07/01/2019	07/01/2019		2,892,126
2,710,000	Puerto Rico Public Buildings Authority[6]	7.000	07/01/2021	07/01/2021		1,682,747
5,000,000	Puerto Rico Public Buildings Authority[6]	5.375	07/01/2033	09/18/2030	B	2,981,250
3,300,000	Puerto Rico Public Finance Corp., Series B6	6.000	08/01/2026	08/01/2026		338,250
1,750,000	Puerto Rico Public Finance Corp., Series B6	5.500	08/01/2031	07/17/2029	B	179,375
600,000	Puerto Rico Public Finance Corp., Series B6	6.000	08/01/2024	08/01/2024		61,500
1,400,000	Puerto Rico Public Finance Corp., Series B6	6.000	08/01/2025	08/01/2025		143,500
70,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2018	08/01/2018		36,679
230,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	02/21/2039	B	112,583
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2020	08/01/2020		5,214,200
4,735,000	Puerto Rico Sales Tax Financing Corp., Series A	6.125	08/01/2029	08/01/2029		2,440,230
600,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2028	08/01/2028		307,062

59      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$5,030,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500%	08/01/2037	06/26/2037	B	$2,490,504
885,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2023	08/01/2023		459,023
2,505,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2024	08/01/2024		1,280,105
9,850,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2021	08/01/2021		5,141,208
7,150,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2022	08/01/2022		3,719,573
1,080,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	01/31/2037	B	537,397
2,575,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2039	08/01/2039		1,316,160
1,280,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375	08/01/2036	08/01/2036		632,998
475,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375	08/01/2038	07/12/2038	B	233,410
315,000	University of Puerto Rico, Series P	5.000	06/01/2024	06/01/2024		125,398
495,000	University of Puerto Rico, Series Q	5.000	06/01/2021	06/01/2021		203,707
125,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2026	10/01/2016	A	125,871
160,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2025	10/01/2016	A	161,118
300,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2023	10/01/2016	A	302,175
						95,173,278
Total Investments, at Value (Cost $527,326,435)—95.5%						513,122,438
Net Other Assets (Liabilities)—4.5						24,438,472

Net Assets—100.0%						$537,560,910

Footnotes to Statement of Investments

*	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

        A. Optional call date; corresponds to the most conservative yield calculation.

        B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

        C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
2.	Zero coupon bond reflects effective yield on the original acquisition date.
3.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.
4.	Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.
5.	Represents the current interest rate for a variable or increasing rate security.

60      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

8. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ASN	Annenberg School of Nursing
BCSC	Brandman Center for Senior Care
BMH	Bakersfield Memorial Hospital
CDA	Communities Devel. Authority
CFD	Community Facilities District
CHF	City Hospital Foundation
CHlthSys	Covenant Health System
CMF	CHW Medical Foundation
CmntyHOSB	Community Hospital of San Bernardino
COP	Certificates of Participation
CVHP	Citrus Valley Health Partners
CVMC	Citrus Valley Medical Center
DHlth	Dignity Health
EMC	Eden Medical Center
EVLAJHA	Eisenberg Village of the Los Angeles Jewish Home for the Aging
FEV	Fountainview at Eisenberg Village
FF	Feedback Foundation
FH	Foothill Hospital
GCCCD	Grossmont-Cuyamaca Community College District
GO	General Obligation
GVLAJHA	Grancell Village of the Los Angeles Jewish Home for the Aging
HFA	Housing Finance Agency
IMEPCF	Industrial, Medican and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JHAGS	JHA Geriatric Services
JHAW	JHA West 16
LAJHFTA	Los Angeles Jewish Home for the Aging
MHL	Methodist Hospital Levelland
MHPT	Methodist Hospital Plainview Texas
MHRMC	Mission Hospital Regional Medical Center
MPHS	Mills-Peninsula Health Services
MSrH	Mercy Senior Housing
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
OCTC	Olive Crest Treatment Centers
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
PCCD	Palomar Community College District
QVHN	Queen of the Valley Hospital of Napa
RMHF	Redwood Memorial Hospital of Fortuna
SAHS	SRM Alliance Hospital Services
SCADP	Southern California Alcohol & Drug Programs

61      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SFMH	St. Francis Memorial Hospital
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHosp	St. Jude Hospital
SJHS	St. Joseph Health System
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
SNVMMH	Sierra Nevada Memorial-Miners Hospital
SRMH	SRM Alliance Hospital Services
STTJCCD	Shasta-Tehama-Trinity Joint Community College District
TASC	Tobacco Settlement Asset-Backed Bonds
UCI	University of California Irvine
V.I.	United States Virgin Islands
Y/S	Yucaipa/Sweetwater

See accompanying Notes to Financial Statements.

62      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2016

Assets
Investments, at value (cost $527,326,435)—see accompanying statement of investments	$513,122,438

Cash	4,676,389

Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	16,993,549
Interest	8,765,125
Shares of beneficial interest sold	1,529,410
Other	129,725

Total assets	545,216,636

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	6,665,000
Shares of beneficial interest redeemed	457,466
Dividends	267,325
Distribution and service plan fees	83,038
Investments purchased	78,379
Trustees’ compensation	34,927
Shareholder communications	13,727
Interest expense on borrowings	1,723
Other	54,141

Total liabilities	7,655,726

Net Assets	$537,560,910

Composition of Net Assets
Par value of shares of beneficial interest	$163,348

Additional paid-in capital	591,746,279

Accumulated net investment income	2,369,602

Accumulated net realized loss on investments	(42,514,322)

Net unrealized depreciation on investments	(14,203,997)

Net Assets	$537,560,910

63      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $253,172,920 and 76,915,348 shares of beneficial interest outstanding)	$3.29

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.37

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $358,180 and 105,475 shares of beneficial interest outstanding)	$3.40

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $137,410,246 and 41,904,382 shares of beneficial interest outstanding)	$3.28

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $146,619,564 and 44,422,900 shares of beneficial interest outstanding)	$3.30

See accompanying Notes to Financial Statements.

64      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2016

Investment Income
Interest	$25,828,962

Expenses
Management fees	2,463,510

Distribution and service plan fees:
Class A	687,126
Class B	3,720
Class C	1,455,585

Transfer and shareholder servicing agent fees:
Class A	276,578
Class B	372
Class C	145,606
Class Y	149,810

Shareholder communications:
Class A	11,904
Class B	102
Class C	9,507
Class Y	7,316

Borrowing fees	715,325

Interest expense and fees on short-term floating rate notes issued (See Note 4)	67,707

Interest expense on borrowings	22,208

Trustees’ compensation	9,474

Custodian fees and expenses	3,254

Other	189,087

Total expenses	6,218,191

Net Investment Income	19,610,771

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(2,553,982)

Net change in unrealized appreciation/depreciation on investments	18,104,582

Net Increase in Net Assets Resulting from Operations	$35,161,371

See accompanying Notes to Financial Statements.

65      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015

Operations
Net investment income	$19,610,771	$22,747,939

Net realized loss	(2,553,982)	(4,661,109)

Net change in unrealized appreciation/depreciation	18,104,582	(13,200,444)

Net increase in net assets resulting from operations	35,161,371	4,886,386

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(9,883,987)	(12,918,844)
Class B	(9,970)	(17,680)
Class C	(4,128,507)	(4,700,921)
Class Y	(5,703,563)	(6,421,540)

	(19,726,027)	(24,058,985)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(53,332,951)	(62,748,538)
Class B	(76,622)	(355,317)
Class C	(19,145,766)	12,989,591
Class Y	(17,466,765)	43,291,822

	(90,022,104)	(6,822,442)

Net Assets
Total decrease	(74,586,760)	(25,995,041)

Beginning of period	612,147,670	638,142,711

End of period (including accumulated net investment income of $2,369,602 and $2,422,009, respectively)	$537,560,910	$612,147,670

See accompanying Notes to Financial Statements.

66      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2016

Cash Flows from Operating Activities
Net increase in net assets from operations	$35,161,371

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(73,979,333)
Proceeds from disposition of investment securities	194,301,985
Short-term investment securities, net	(223,266)
Premium amortization	5,668,166
Discount accretion	(264,561)
Net realized loss on investments	2,553,982
Net change in unrealized appreciation/depreciation on investments	(18,104,582)
Change in assets:
Decrease in other assets	136,709
Decrease in interest receivable	1,742,500
Increase in receivable for securities sold	(2,509,295)
Change in liabilities:
Decrease in other liabilities	(43,623)
Increase in payable for securities purchased	78,379

Net cash provided by operating activities	144,518,432

Cash Flows from Financing Activities
Proceeds from borrowings	142,100,000
Payments on borrowings	(168,100,000)
Proceeds from shares sold	153,810,898
Payments on shares redeemed	(263,058,006)
Cash distributions paid	(5,184,428)

Net cash used in financing activities	(140,431,536)

Net increase in cash	4,086,896

Cash, beginning balance	589,493

Cash, ending balance	$4,676,389

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $14,607,006.

Cash paid for interest on borrowings—$23,660.

Cash paid for interest on short-term floating rate notes issued—$67,707.

See accompanying Notes to Financial Statements.

67      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31, 2016	July 31, 2015	July 31, 2014	July 31, 2013	July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$3.20	$3.29	$3.30	$3.43	$3.33

Income (loss) from investment operations:
Net investment income[1]	0.11	0.12	0.14	0.13	0.15
Net realized and unrealized gain (loss)	0.10	(0.08)	(0.03)	(0.13)	0.11

Total from investment operations	0.21	0.04	0.11	0.00	0.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.13)	(0.12)	(0.13)	(0.16)

Net asset value, end of period	$3.29	$3.20	$3.29	$3.30	$3.43

Total Return, at Net Asset Value[2]	6.52%	0.97%	3.40%	(0.07)%	8.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$253,173	$299,041	$370,784	$461,700	$289,266

Average net assets (in thousands)	$278,049	$345,303	$405,307	$385,057	$225,504

Ratios to average net assets:[3]
Net investment income	3.54%	3.56%	4.15%	3.68%	4.41%
Expenses excluding specific expenses listed below	0.81%	0.79%	0.78%	0.73%	0.76%
Interest and fees from borrowings	0.13%	0.09%	0.09%	0.06%	0.07%
Interest and fees on short-term floating rate notes issued[4]	0.01%	0.01%	0.01%	0.01%	0.02%

Total expenses	0.95%	0.89%	0.88%	0.80%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.89%	0.88%	0.80%	0.85%

Portfolio turnover rate	13%	39%	19%	37%	20%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

68      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Class B	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31, 2016	July 31, 2015	July 31, 2014	July 31, 2013	July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$3.30	$3.39	$3.39	$3.52	$3.41

Income (loss) from investment operations:
Net investment income[1]	0.09	0.09	0.11	0.10	0.12
Net realized and unrealized gain (loss)	0.10	(0.08)	(0.02)	(0.13)	0.12

Total from investment operations	0.19	0.01	0.09	(0.03)	0.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.10)	(0.09)	(0.10)	(0.13)

Net asset value, end of period	$3.40	$3.30	$3.39	$3.39	$3.52

Total Return, at Net Asset Value[2]	5.81%	0.13%	2.73%	(1.02)%	7.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$358	$424	$792	$1,253	$1,629

Average net assets (in thousands)	$374	$626	$1,008	$1,470	$1,657

Ratios to average net assets:[3]
Net investment income	2.76%	2.78%	3.29%	2.78%	3.51%
Expenses excluding specific expenses listed below	1.58%	1.59%	1.65%	1.69%	1.71%
Interest and fees from borrowings	0.13%	0.09%	0.09%	0.06%	0.07%
Interest and fees on short-term floating rate notes issued[4]	0.01%	0.01%	0.01%	0.01%	0.02%

Total expenses	1.72%	1.69%	1.75%	1.76%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.69%	1.75%	1.76%	1.80%

Portfolio turnover rate	13%	39%	19%	37%	20%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

69   OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31, 2016	July 31, 2015	July 31, 2014	July 31, 2013	July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$3.19	$3.28	$3.29	$3.41	$3.31

Income (loss) from investment operations:
Net investment income[1]	0.09	0.09	0.11	0.10	0.12
Net realized and unrealized gain (loss)	0.09	(0.08)	(0.03)	(0.12)	0.12

Total from investment operations	0.18	0.01	0.08	(0.02)	0.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.10)	(0.09)	(0.10)	(0.14)

Net asset value, end of period	$3.28	$3.19	$3.28	$3.29	$3.41

Total Return, at Net Asset Value[2]	5.76%	0.22%	2.62%	(0.56)%	7.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$137,410	$152,646	$144,345	$156,017	$118,105

Average net assets (in thousands)	$146,397	$156,790	$144,718	$138,944	$91,711

Ratios to average net assets:[3]
Net investment income	2.79%	2.77%	3.38%	2.91%	3.61%
Expenses excluding specific expenses listed below	1.56%	1.55%	1.55%	1.52%	1.54%
Interest and fees from borrowings	0.13%	0.09%	0.09%	0.06%	0.07%
Interest and fees on short-term floating rate notes issued[4]	0.01%	0.01%	0.01%	0.01%	0.02%

Total expenses	1.70%	1.65%	1.65%	1.59%	1.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.70%	1.65%	1.65%	1.59%	1.63%

Portfolio turnover rate	13%	39%	19%	37%	20%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

70   OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Class Y	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$3.21	$3.30	$3.31	$3.43	$3.33

Income (loss) from investment operations:
Net investment income[1]	0.12	0.12	0.14	0.13	0.15
Net realized and unrealized gain (loss)	0.09	(0.08)	(0.02)	(0.11)	0.12

Total from investment operations	0.21	0.04	0.12	0.02	0.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.13)	(0.13)	(0.14)	(0.17)

Net asset value, end of period	$3.30	$3.21	$3.30	$3.31	$3.43

Total Return, at Net Asset Value[2]	6.76%	1.22%	3.63%	0.46%	8.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$146,620	$160,037	$122,222	$133,176	$94,773

Average net assets (in thousands)	$150,663	$161,312	$115,517	$125,603	$53,265

Ratios to average net assets:[3]
Net investment income	3.78%	3.76%	4.38%	3.91%	4.48%
Expenses excluding specific expenses listed below	0.57%	0.55%	0.54%	0.50%	0.51%
Interest and fees from borrowings	0.13%	0.09%	0.09%	0.06%	0.07%
Interest and fees on short-term floating rate notes issued[4]	0.01%	0.01%	0.01%	0.01%	0.02%

Total expenses	0.71%	0.65%	0.64%	0.57%	0.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.65%	0.64%	0.57%	0.60%

Portfolio turnover rate	13%	39%	19%	37%	20%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

71      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2016

1. Organization

Oppenheimer Rochester Limited Term California Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

72      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

73      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$3,640,438	$—	$42,488,456	$14,444,955

1. At period end, the Fund had $42,488,456 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$2,457,882
2018	10,731,096
2019	3,010,369
No expiration	26,289,109

Total	$42,488,456

2. During the reporting period, the Fund utilized $77,453 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $55,871 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$55,871	$62,849	$6,978

The tax character of distributions paid during the reporting periods:

74      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Distributions paid from:
Exempt-interest dividends	$19,683,882	$23,666,081
Ordinary income	42,145	392,904

Total	$19,726,027	$24,058,985

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$520,987,694[1]

Gross unrealized appreciation	$22,755,595
Gross unrealized depreciation	(37,200,550)

Net unrealized depreciation	$(14,444,955)

1. The Federal tax cost of securities does not include cost of $6,579,699, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions.

See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied

75      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

76      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in

77      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$417,949,160	$—	$417,949,160
U.S. Possessions	—	95,173,278	—	95,173,278

Total Assets	$—	$513,122,438	$—	$513,122,438

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”).

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4. Investments and Risks (Continued)

The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate

79      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity

80      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $6,665,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $10,813,173 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $6,665,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 3,335,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2015-XF2021 Trust[3]	11.780%	5/15/25	$4,148,173

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities,

81      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $6,665,000 or 1.22% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$16,993,549

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$21,803,289
Market Value	$9,674,892
Market Value as % of Net Assets	1.80%

82      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $10,467,609, representing 1.95% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests in obligations of issuers within certain states and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

83      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	19,109,263	$61,862,186	30,272,184	$100,633,864
Dividends and/or distributions reinvested	2,429,827	7,865,701	3,010,632	9,977,652
Redeemed	(38,012,489)	(123,060,838)	(52,564,621)	(173,360,054)

Net decrease	(16,473,399)	$(53,332,951)	(19,281,805)	$(62,748,538)

Class B
Sold	10,029	$33,493	4,075	$14,036
Dividends and/or distributions reinvested	2,628	8,768	4,751	16,236
Redeemed	(35,697)	(118,883)	(113,975)	(385,589)

Net decrease	(23,040)	$(76,622)	(105,149)	$(355,317)

Class C
Sold	7,116,700	$22,948,346	14,021,922	$46,404,136
Dividends and/or distributions reinvested	918,549	2,959,542	1,005,740	3,320,784
Redeemed	(13,974,937)	(45,053,654)	(11,190,240)	(36,735,329)

Net increase (decrease)	(5,939,688)	$(19,145,766)	3,837,422	$12,989,591

Class Y
Sold	21,591,536	$70,163,577	32,137,036	$106,896,727
Dividends and/or distributions reinvested	1,162,797	3,772,995	1,311,166	4,354,019
Redeemed	(28,176,607)	(91,403,337)	(20,641,373)	(67,958,924)

Net increase (decrease)	(5,422,274)	$(17,466,765)	12,806,829	$43,291,822

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$73,979,333	$194,301,985

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

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8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Over $2 billion	0.39

The Fund’s effective management fee for the reporting period was 0.43% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	1,768
Accumulated Liability as of July 31, 2016	12,172

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the

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NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

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8. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2016	$23,460	$33,002	$713	$17,874

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.5739% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated

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NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.09% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$5,322,131
Average Daily Interest Rate	0.429%
Fees Paid	$365,417
Interest Paid	$23,660

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to

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9. Borrowings and Other Financing (Continued)

return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$216,482

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

11. Subsequent Event

Puerto Rico has defaulted on certain interest and principal payments on the commonwealth’s general obligation bonds as well as interest and/or principal payments on the debt issued by

89      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

11. Subsequent Event (Continued)

certain other instrumentalities held by the Fund. As a result, after July 31, 2016, the Fund established an additional allowance, which decreased recognized income of the Fund, related to $135,425 of defaulted interest payments. The Fund’s financial statements have been adjusted to reflect this allowance.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Limited Term California Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Limited Term California Municipal Fund, including the statement of investments, as of July 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Limited Term California Municipal Fund as of July 31, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2016

91      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.79% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

92      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

93      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996- 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Trustee (since 2005) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan

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Joanne Pace, Continued	Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

97      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella. Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President and Portfolio Manager of the Sub-Adviser (since January 2016) and Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

98      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s

Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

99      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

100       OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

101       OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

102       OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

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103       OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0801.001.0716 September 27, 2016

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $46,000 in fiscal 2016 and $49,700 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,404 in fiscal 2016 and $2,500 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $736,335 in fiscal 2016 and $897,697 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, additional audit services, custody exams and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $298,261 in fiscal 2016 and $559,556 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,039,000 in fiscal 2016 and $1,459,753 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Limited Term California Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	9/14/2016